                                                                  EXECUTION COPY

                   HONDA AUTO RECEIVABLES 2008-1 OWNER TRUST,
                                   as Issuer,

                        AMERICAN HONDA RECEIVABLES CORP.,
                                   as Seller,

                                       And

                       AMERICAN HONDA FINANCE CORPORATION,
                             as Servicer and Sponsor

                          SALE AND SERVICING AGREEMENT

                            Dated as of June 1, 2008

                                TABLE OF CONTENTS

                                                                                                        Page
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                                                      ARTICLE ONE

                                                      DEFINITIONS

                                                      ARTICLE TWO

                                 CONVEYANCE OF RECEIVABLES; CUSTODY OF RECEIVABLES FILES

                                                     ARTICLE THREE

                                            ADMINISTRATION AND SERVICING OF RECEIVABLES

                                        i

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Section 3.18.   Remedies.............................................................................    35

                                                      ARTICLE FOUR

                               DISTRIBUTIONS; RESERVE FUND; STATEMENTS TO SECURITYHOLDERS

                                                      ARTICLE FIVE

                                                      THE SELLER

Section 5.01.   Representations of Seller............................................................    44
Section 5.02.   Liability of Seller; Indemnities.....................................................    45
Section 5.03.   Merger, Consolidation or Assumption of the Obligations of Seller; Certain

                                                      ARTICLE SIX

                                                      THE SERVICER

                                                     ARTICLE SEVEN

                                                   SERVICER DEFAULTS

                                       ii

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Section 7.05.   Repayment of Advances................................................................    54

                                                     ARTICLE EIGHT

                                                      TERMINATION

Section 8.01.   Optional Purchase of All Receivables.................................................    54

                                                     ARTICLE NINE

                                                     MISCELLANEOUS

                                                       SCHEDULES

Schedule A - Schedule of Receivables                A-1
Schedule B - Location of Receivable Files           B-1

                                       iii

                                    EXHIBITS

Exhibit A  - Form of Distribution Statement
                of Securityholders and Servicer's
                Certificate                         A-1
Exhibit B  - [Reserved]                             B-1
Exhibit C  - Form of Redemption Notice              C-1
Exhibit D  - Form of Officer's Certificate          D-1
Exhibit E  - Form of Annual Certification           E-1
Exhibit F  - Servicing Criteria to be Addressed
                In Assessment of Compliance         F-1

                                       iv

     This Sale and Servicing Agreement, dated as of June 1, 2008, is among
American Honda Receivables Corp., a California corporation ("AHRC" or, in its capacity as Seller, the "Seller"), American Honda Finance Corporation, a
California corporation ("AHFC" or, in its capacity as Servicer, the "Servicer"), and Honda Auto Receivables 2008-1 Owner Trust, a Delaware statutory trust, as
Issuer (the "Issuer").

     WHEREAS the Issuer desires to purchase from the Seller a portfolio of receivables arising in connection with retail installment sale or conditional sale contracts (the "Receivables") generated by AHFC in the ordinary course of its business, which Receivables have been sold by AHFC to AHRC;

     WHEREAS, AHRC is willing to sell the Receivables to the Issuer pursuant to the terms hereof; and

     WHEREAS, AHFC is willing to service the Receivables pursuant to the terms hereof;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01. General Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Absolute Prepayment Model" means a model calculating prepayment of receivables with respect to which the receivables prepay at a specified constant monthly prepayment rate.

     "Accounts" means the Collection Account, the Note Distribution Account, the
Yield Supplement Account and the Reserve Fund.

     "Account Property" means, with respect to each Account, such Account, together with all cash, securities, financial assets and investments and other property from time to time deposited or credited to such Account and all proceeds thereof, including, with respect to the (i) Reserve Fund, the Reserve
Fund Initial Deposit and (ii) Yield Supplement Account, the Yield Supplement
Account Deposit.

     "Actual Payment" means, with respect to a Receivable and a Collection
Period, all payments received by the Servicer from or for the account of the related Obligor on such Receivable during such Collection Period, net of any
Supplemental Servicing Fees attributable to such Receivable.

     "Administration Agreement" means the Administration Agreement, dated as of
June 1, 2008, among the Administrator, the Issuer, the Depositor and the
Indenture Trustee.

     "Administrator" means AHFC, or any successor Administrator under the
Administration Agreement.

     "Administrative Purchase Payment" means, with respect to a Payment Date and to an Administrative Receivable purchased by the Seller or the Servicer as of the end of the related Collection Period, the sum of (a) the unpaid principal balance owed by the related Obligor in respect of such Receivable and (b)
interest on such unpaid principal balance at a rate equal to the APR of the related Receivable from the date of last payment by such Obligor to the last day of such Collection Period.

     "Administrative Receivable" means a Receivable which the Servicer is required to purchase pursuant to Section 3.08 or which the Servicer has elected to purchase pursuant to Section 8.01.

     "Advance" shall have the meaning set forth in Section 4.04(a).

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.
For the purpose of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such
Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

     "Aggregate Net Losses" means, with respect to a Collection Period, an amount equal to the aggregate Principal Balance of all Receivables that became
Defaulted Receivables during such Collection Period minus all Net Liquidation
Proceeds collected during such Collection Period with respect to all Defaulted
Receivables.

     "Agreement" means this Sale and Servicing Agreement, and all amendments hereof and supplements hereto.

     "AHFC" means American Honda Finance Corporation, and its successors.

     "AHRC" means American Honda Receivables Corp., and its successors.

     "Amount Financed" in respect of a Receivable means the aggregate amount advanced under such Receivable toward the purchase price of the related Financed
Vehicle and any related costs, including but not limited to accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of motor vehicle retail installment sale contracts.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in such Receivable.

     "Available Amount" means, with respect to any Payment Date, the sum of
Available Interest and Available Principal.

     "Available Interest" means, with respect to any Payment Date, the total of the following amounts allocable to interest received by the Servicer on or in respect of the Receivables during the related Collection Period (computed by the simple interest method): (i) the sum of the

interest component of all (a) collections on or in respect of all Receivables other than Defaulted Receivables, (b) Net Liquidation Proceeds, (c) Advances
made by the Servicer, (d) Warranty Purchase Payments, (e) Administrative
Purchase Payments and (f) the Yield Supplement Withdrawal Amount, if any, for
the related Payment Date, less (ii) the sum of all (a) amounts received on or in respect of a particular Receivable (other than a Defaulted Receivable) to the extent of the aggregate Outstanding Interest Advances in respect of such
Receivable and (b) Net Liquidation Proceeds with respect to a particular
Receivable to the extent of the aggregate Outstanding Interest Advances in respect of such Receivable.

     "Available Principal" means, with respect to any Payment Date, the total of the following amounts allocable to principal received by the Servicer on or in respect of the Receivables during the related Collection Period (computed by the simple interest method): (i) the sum of the principal component of all (a)
collections on or in respect of all Receivables other than Defaulted
Receivables, (b) Net Liquidation Proceeds, (c) Advances made by the Servicer,
(d) Warranty Purchase Payments and (e) Administrative Purchase Payments, less
(ii) an amount equal to all (a) amounts received on or in respect of a particular Receivable (other than a Defaulted Receivable) to the extent of the aggregate Outstanding Principal Advances in respect of such Receivable and (b)
Net Liquidation Proceeds with respect to a particular Receivable to the extent of the aggregate Outstanding Principal Advances in respect of such Receivable.

     "Basic Documents" means this Agreement, the Administration Agreement, the
Indenture, the Note Depository Agreement, the Receivables Purchase Agreement,
the Trust Agreement and the Control Agreement and any other documents or certificates delivered in connection therewith as the same may be amended, supplemented or otherwise modified and in effect.

     "Basic Servicing Fee" means the fee payable pursuant to Section 3.09 to the
Servicer on each Payment Date for services rendered during the related
Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the related Collection
Period or, with respect to the first Payment Date, the Original Pool Balance.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Los Angeles, California or
Wilmington, Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

     "Certificate Balance" means, on any Payment Date, the Original Certificate
Balance reduced by all distributions of principal previously made in respect of the Certificates.

     "Certificate Distributable Amount" means, with respect to any Payment Date, the sum of the Certificate Interest Distributable Amount and the Certificate
Principal Distributable Amount for such Payment Date.

     "Certificate Distribution Account" has the meaning specified in the Trust
Agreement.

     "Certificate Interest Carryover Shortfall" means, with respect to any
Payment Date, the excess, if any, of (x) the sum of (i) the Certificate Monthly
Interest Distributable Amount and (ii)

any outstanding Certificate Interest Carryover Shortfall for the preceding
Payment Date, over (y) the amount in respect of interest on the Certificates that is actually paid as interest on the Certificates on such Payment Date, plus, to the extent permitted by applicable law, interest on the Certificate
Interest Carryover Shortfall at the Certificate Rate for the Interest Accrual
Period.

     "Certificate Interest Distributable Amount" means, with respect to any
Payment Date, the sum of the Certificate Monthly Interest Distributable Amount
for such Payment Date and the Certificate Interest Carryover Shortfall for such
Payment Date.

     "Certificate Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued for the related Interest Accrual Period at the Certificate Rate on the Certificate Balance on the immediately preceding
Payment Date after giving effect to all payments of principal to
Certificateholders on or prior to such Payment Date (or, in the case of the first Payment Date, on the Original Certificate Balance).

     "Certificate Monthly Principal Distributable Amount" means, with respect to any Payment Date, the Certificate Percentage of the Principal Distributable
Amount for such Payment Date.

     "Certificate of Trust" means the Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Statutory Trust Statute, substantially in the form of Exhibit A to the Trust Agreement.

     "Certificate Percentage" means (i) for each Payment Date until the Class
A-1 and Class A-2 Notes have been paid in full, 0%; (ii) after the Class A-1 and
Class A-2 Notes have been paid in full, for each Payment Date to and including the Payment Date on which the principal amount of the Class A-3 and Class A-4
Notes has been paid in full, the percent equivalent of a fraction, the numerator of which is the initial aggregate principal amount of the Certificates and the denominator of which is the sum of the initial aggregate principal amount of the
Class A-3 and Class A-4 Notes and the initial principal amount of the
Certificates; provided however, if the amount on deposit in the Reserve Fund is less than 0.075% of the Initial Pool Balance other than if the then outstanding principal amount of the Notes and the then outstanding principal balance of the
Certificates is less than the Reserve Fund balance, then the Certificate
Percentage of the principal distributable amount will equal 0%; and (iii)
thereafter, 100%.

     "Certificate Pool Factor" means, with respect to the Certificates on any
Payment Date, a seven-digit decimal figure equal to the outstanding principal balance of the Certificates on such Payment Date (after giving effect to any reductions thereof to be made on such Payment Date) divided by the Original
Certificate Balance.

     "Certificate Principal Carryover Shortfall" means, with respect to any
Payment Date, the excess, if any, of (x) the sum of (i) the Certificate Monthly
Principal Distributable Amount and (ii) any outstanding Certificate Principal
Carryover Shortfall for the preceding Payment Date, over (y) the amount in respect of principal that is actually paid as principal on the Certificates on such Payment Date.

     "Certificate Principal Distributable Amount" means, with respect to any
Payment Date, the sum of the Certificate Monthly Principal Distributable Amount
for each Payment Date and any outstanding Certificate Principal Carryover
Shortfall as of the close of the immediately preceding Payment Date; provided, however, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Payment Date as of which all of the
Receivables are to be purchased pursuant to Section 8.01, the principal required to be deposited into the Certificate Distribution Account will include the amount necessary to reduce the Certificate Balance to zero.

     "Certificate Rate" means 0.00% per annum (computed on the basis of a 360 day year consisting of twelve 30-day months).

     "Certificateholders" has the meaning specified in the Trust Agreement.

     "Charge-off Rate" with respect to a Collection Period will equal the
Aggregate Net Losses with respect to the Receivables expressed, on an annualized basis, as a percentage of the average of the (i) Pool Balance on the last day of the immediately preceding Collection Period and (ii) Pool Balance on the last day of such current Collection Period.

     "Class" means all Securities whose form is identical except for variation in denomination, principal amount or owner (i.e., each of Class A-1, Class A-2,
Class A-3 and Class A-4).

     "Class A-1 Final Payment Date" means the July 20, 2009 Payment Date.

     "Class A-1 Noteholder" means a Person in whose name a Class A-1 Note is
Registered the Note Register.

     "Class A-2 Final Payment Date" means the September 20, 2010 Payment Date.

     "Class A-2 Noteholder" means a Person in whose name a Class A-2 Note is registered in the Note Register.

     "Class A-3 Final Payment Date" means the January 18, 2012 Payment Date.

     "Class A-3 Noteholder" means a Person in whose name a Class A-3 Note is registered in the Note Register.

     "Class A-4 Final Payment Date" means the September 18, 2014 Payment Date.

     "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

     "Closing Date" means June 26, 2008.

     "Collection Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

     "Collection Period" means each calendar month during the term of this
Agreement (or, in the case of the first Collection Period, the period of time since the Cutoff Date through the last day of the calendar month immediately preceding the month in which the first Payment Date occurs).

     "Commission" means the Securities and Exchange Commission, and its successors.

     "Control" shall have the meaning specified in Section 8-106 of the UCC.

     "Control Agreement" means the control agreement, dated as of June 1, 2008, among AHRC, the Issuer, the Servicer, the Indenture Trustee and Deutsche Bank
Trust Company Americas, as securities intermediary, as amended or supplemented from time to time.

     "Corporate Trust Office" means the principal office of the Indenture
Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 60 Wall Street, 26th Floor, Mail Stop NYC60-2606, New York, New York
10004, Attention: Asset Backed Securities Unit - Honda Auto Receivables 2008-1
or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor
Indenture Trustee will notify the Noteholders and the Seller).

     "Current Receivable" means each Receivable that is not a Defaulted
Receivable or a Liquidated Receivable.

     "Cutoff Date" means June 1, 2008.

     "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and who originated and assigned the Receivable relating to such Financed Vehicle to
AHFC under an existing agreement between such dealer and AHFC.

     "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer which originated the Receivable, and any successor to such
Dealer.

     "Defaulted Receivable" means a Receivable (other than an Administrative
Receivable or a Warranty Receivable as to which a Warranty Purchase Payment or an Administrative Purchase Payment has been made) as to which (i) all or any part of a Scheduled Payment is 120 or more days past due and the Servicer has not repossessed the related Financed Vehicle or (ii) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and either repossessed and liquidated the related
Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first.

     "Delinquency Percentage" means, with respect to a Collection Period, the percentage equivalent of a fraction, the numerator of which is the number of (i)
Receivables 61 days or more delinquent (after taking into account permitted extensions) as of the last day of such Collection Period, determined in accordance with the Servicer's normal practices, plus (ii) Receivables the related Financed Vehicles of which have been repossessed but have not been liquidated (to the extent the related Receivable is not otherwise reflected in clause (i) above or is not a Defaulted Receivable), and the denominator of which is the aggregate number of Current Receivables on the last day of such
Collection Period.

     "Deposit Date" means, with respect to any Collection Period and Payment
Date, the Business Day immediately preceding such Payment Date.

     "Depositor" means the Seller in its capacity as Depositor under the Trust
Agreement.

     "Determination Date" means, with respect to any Payment Date, the 13th calendar day of the month in which such Payment Date occurs or, if such day is not a Business Day, the immediately succeeding Business Day.

     "Discount Receivable" means any Receivable that has an APR which is less than the Required Rate.

     "Eligible Account" means either (A) a segregated deposit account or securities account over which the applicable Trustee has sole signature authority, maintained with an Eligible Institution meeting the requirements of clause (i) thereof or (B) a segregated trust account maintained with an Eligible
Institution meeting the requirements of clause (ii) thereof, in each case bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders, the Noteholders or the
Certificateholders, as the case may be.

     "Eligible Institution" means a federally insured depository institution or trust company, (i) the commercial paper or other short-term unsecured debt obligations of which have the Required Deposit Rating or (ii) having corporate trust powers and organized under the laws of the United States, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico which has a long-term deposit rating from (A) Standard and Poor's of at least AA- or (B)
Moody's of at least Aa2 (or such lower rating as either Rating Agency shall approve in writing).

     "Eligible Investments" means, at any time, any one or more of the following obligations and securities:

          (i) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by FNMA, any state of the United States, the District of Columbia or the Commonwealth of
     Puerto Rico then rated the highest available credit rating of each Rating
     Agency for such obligations;

          (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, so
     long as at the time of such investment or contractual commitment providing for such investment either the long-term unsecured debt of such corporation has the highest available credit rating from each Rating Agency for such obligations or the commercial paper or other short-term debt which is then rated has the highest available credit rating of each Rating Agency for such obligations;

          (iv) certificates of deposit issued by any depository institution or trust company (including the Trustee) incorporated under the laws of the
     United States or any state thereof, the District of Columbia or the
     Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company has the highest available credit rating of each Rating Agency for such obligations;

          (v) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC;

          (vi) repurchase obligations held by the Trustee that are acceptable to the Trustee with respect to any security described in clauses (i) or (ii)
     hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (iv) above;

          (vii) any mutual fund, money market fund, common trust fund or other pooled investment vehicle having a rating, at the time of such investment, of no less than Aaa or its equivalent by Moody's, AAA or its equivalent by
     Standard & Poor's and AAA or its equivalent by Fitch, if rated by Fitch
     (including, but not limited to funds of which Deutsche Bank Trust Company
     Americas or an affiliate thereof is the manager or financial advisor);

          (viii) such other investments acceptable to each Rating Agency in writing as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Rated Securities by such Rating Agency;

provided that each of the foregoing investments shall mature no later than the
Deposit Date immediately following the date of purchase (other than in the case of the investment of monies in instruments of which the entity at which the related Account or the Certificate Distribution Account, as the case may be, is located is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity.

     Notwithstanding anything to the contrary contained in this definition, (a)
no Eligible Investment may be purchased at a premium, and (b) no obligation or security is an "Eligible Investment" unless (i) the Trustee has Control over such obligation or security and (ii) at the time such obligation or security was delivered to the Trustee or the Trustee became the related Entitlement Holder, the Trustee did not have notice of any adverse claim with respect thereto within the meaning of Section 8-105 of the UCC.

     For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation, or such lower credit

rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any
Rated Securities by such Rating Agency.

     "Entitlement Holder" shall have the meaning specified in Section 8-102 of the UCC.

     "Entitlement Order" shall have the meaning specified in Section 8-102 of the UCC.

     "Event of Default" has the meaning set forth in the Indenture.

     "Excess Payment" means, with respect to a Receivable and a Collection
Period, the amount, if any, by which the Actual Payment exceeds the sum of (i)
the Scheduled Payment and (ii) any Overdue Payment.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation, and its successors.

     "FNMA" means the Federal National Mortgage Association, and its successors.

     "Final Payment Dates" means, collectively, the Class A-1 Final Payment
Date, the Class A-2 Final Payment Date, the Class A-3 Final Payment Date and the
Class A-4 Final Payment Date.

     "Final Scheduled Maturity Date" means September 18, 2014.

     "Financed Vehicle" means, with respect to any retail installment sale or conditional sale contract, the related new or used Honda or Acura motor vehicle, minivan, sport utility vehicle or light duty truck, together with all accessions thereto, securing the related Obligor's indebtedness under such retail installment sale or conditional sale contract.

     "Financial Asset" shall have the meaning specified in Section 8-102(a)(9)
of the UCC.

     "Fitch" means Fitch, Inc., or its successors.

     "Indenture" means the indenture, dated as of June 1, 2008 between the
Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as Indenture Trustee under the
Indenture, its successors in interest and any successor trustee under the
Indenture.

     "Independent Director" means a director of the Seller who is not (i) a director, officer or employee of any Affiliate of the Seller, (ii) a natural person related to any director or officer of any Affiliate of the Seller, (iii)
a holder (directly or indirectly) of more than 10% of any voting securities of any Affiliate of the Seller or (iv) a natural person related to a holder (directly or indirectly) of more than 10% of any voting securities of any
Affiliate of the Seller.

     "Insolvency Event" means, with respect to a specified Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or (ii)
the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such
Person in furtherance of any of the foregoing.

     "Insurance Policy" means, with respect to a Receivable, an insurance policy covering physical damage, credit life, credit disability, theft, mechanical breakdown or any similar event relating to the related Financed Vehicle or
Obligor.

     "Letter of Credit Bank" means any Person who has provided a Servicer Letter of Credit pursuant to Section 4.02(b).

     "Lien" means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to a Receivable or any property, as the context may require, by operation of law.

     "Liquidated Receivable" means a Receivable that (i) has been the subject of a prepayment in full, (ii) has otherwise been paid in full or (iii) the Servicer has determined that the final amounts in respect of such payment have been paid with respect to a Defaulted Receivable, regardless of whether all or any part of such payment has been made by the Obligor under such Receivable, the Seller pursuant to this Agreement, AHFC pursuant to the Receivables Purchase Agreement, the Servicer pursuant hereto, an insurer pursuant to an Insurance Policy or otherwise.

     "Liquidation Expenses" means, with respect to a Defaulted Receivable, the amount charged by the Servicer, in accordance with its customary servicing procedures, to or for its account for repossessing, refurbishing and disposing of the related Financed Vehicle and other out-of-pocket costs related to such liquidation.

     "Liquidation Proceeds" means, with respect to a Defaulted Receivable, all amounts realized with respect to such Receivable from whatever sources
(including, without limitation,

                                       10

proceeds of any Insurance Policy), net of amounts that are required by law or such Receivable to be refunded to the related Obligor.

     "Maximum Yield Supplement Amount" means with respect to any Collection
Period and the related Deposit Date, after giving effect to the Yield Supplement
Amount, the maximum amount required to be on deposit in the Yield Supplement
Account on the immediately succeeding Payment Date, which is equal to the present value (using an interest rate of: 1.25%) of the sum of all Yield
Supplement Amounts for all future Payment Dates, assuming that future Scheduled
Payments on the Discount Receivables are made on the date on which they are scheduled as being due.

     "Monthly Payment" means, with respect to any Receivable, the amount of each fixed monthly payment payable to the obligee under such Receivable in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, extension fees or collections allocable to payments to be made by Obligors for payment of insurance premiums, extended service contracts or similar items.

     "Moody's" means Moody's Investors Service, Inc., or its successors.

     "Motor Vehicle Receivables" shall have the meaning specified in Section
5.03(b)(ii)(A).

     "Net Liquidation Proceeds" means, with respect to a Defaulted Receivable,
Liquidation Proceeds less Liquidation Expenses.

     "Nonrecoverable Advance" shall have the meaning specified in Section
4.04(c).

     "Note Amount" means, with respect to any Payment Date, the aggregate outstanding principal amount of the Notes after giving effect to payments of principal made on the Notes on such Payment Date.

     "Note Depository Agreement" means the agreement dated June 25, 2008, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the
initial Clearing Agency, relating to the Notes.

     "Note Distributable Amount" means, with respect to any Payment Date, the sum of the Note Interest Distributable Amount and the Note Principal
Distributable Amount for such Payment Date.

     "Note Distribution Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

     "Note Interest Carryover Shortfall" means, with respect to any Payment Date and a Class of Notes, the excess, if any, of (x) the sum of (i) the Note Monthly
Interest Distributable Amount for such Class for the preceding Payment Date and
(ii) any outstanding Note Interest Carryover Shortfall for such Class on such preceding Payment Date, over (y) the amount of interest that is actually paid on the Notes on such preceding Payment Date, plus, to the extent permitted by law,

                                       11

interest on the Note Interest Carryover Shortfall at the related Interest Rate for the related Interest Accrual Period.

     "Note Interest Distributable Amount" means, with respect to any Payment
Date and a Class of Notes, the sum of the Note Monthly Interest Distributable
Amount for such Payment Date and the Note Interest Carryover Shortfall for such
Class of Notes. For all purposes of this Agreement and the other Basic
Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months; and interest with respect to the Class A-1, Class A-3 and Class A-4 Notes shall be computed on the basis of the actual number of days in each applicable Interest Accrual Period, divided by 360.

     "Note Monthly Interest Distributable Amount" means, with respect to any
Payment Date, interest accrued for the related Interest Accrual Period at the related Interest Rate for each Class of Notes on the Outstanding Amount of the
Notes of each such Class on the immediately preceding Payment Date (or, in the case of the first Payment Date, the original principal amount of each such Class of Notes), after giving effect to all distributions of principal to the
Noteholders of each such Class on or prior to such Payment Date.

     "Note Monthly Principal Distributable Amount" means, with respect to any
Payment Date, the Note Percentage of the Principal Distributable Amount for such
Payment Date.

     "Note Percentage" means (i) for each Payment Date until the principal amount of the Class A-1 and Class A-2 Notes have been paid in full, 100%; (ii)
for each Payment Date on or after the principal amount of the Class A-1 and
Class A-2 Notes has been paid in full to and including the Payment Date on which the principal amount of the Class A-3 and Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the initial aggregate principal amount of the Class A-3 and Class A-4 Notes and the denominator of which is the sum of the initial aggregate principal amount of the
Class A-3 and Class A-4 Notes and the initial principal amount of the
Certificates; provided however, if the amount on deposit in the Reserve Fund is less than 0.075% of the Initial Pool Balance other than if the then outstanding principal amount of the Notes and the then outstanding principal balance of the
Certificates is less than the Reserve Fund balance, then the Note Percentage of the principal distributable amount will equal 100%; and (iii) thereafter, 0%.

     "Note Pool Factor" means, with respect to each Class of Notes as of any
Payment Date, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes as of such Payment Date (after giving effect to any reductions thereof to be made on such Payment Date) divided by the original outstanding principal balance of such Class of Notes.

     "Note Principal Carryover Shortfall" means, with respect to any Payment
Date, the excess, if any, of the sum of the Note Monthly Principal Distributable
Amount plus any outstanding Note Principal Carryover Shortfall for the preceding
Payment Date, over the amount in respect of principal that is actually paid as principal on the Notes on such Payment Date.

     "Note Principal Distributable Amount" means, with respect to any Payment
Date, the sum of (i) the Note Monthly Principal Distributable Amount, (ii) any
outstanding Note Principal

                                       12

Carryover Shortfall as of the close of the immediately preceding Payment Date and, (iii) on the Final Payment Date for a Class of Notes or the Payment Date as
of which all of the Receivables are to be purchased pursuant to Section 8.01, the amount necessary (after giving effect to all amounts allocable to principal required to be deposited in the Note Distribution Account on such Payment Date)
to reduce the Outstanding Amount of each related Class of Notes to zero;
provided, however, that the Note Principal Distributable Amount with respect to a Class of Notes shall not exceed the Outstanding Amount of such Class of Notes.

     "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes
and the Class A-4 Notes.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of a retail installment contract or any other Person who owes or may be liable for payments under such retail installment contract.

     "Offered Securities" shall have the meaning specified in Section
5.03(b)(ii)(B).

     "Officer's Certificate" means a certificate signed by the president, any vice president, the treasurer or the secretary of the Seller or the Servicer, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel (who, in the case of counsel to the Seller or the Servicer, may be an employee of or outside counsel to the Seller or the Servicer).

     "Original Certificate Balance" means $45,001,174.27.

     "Original Pool Balance" means $1,500,001,174.27.

     "Outstanding Advances" means, with respect to a Receivable and the last day of a Collection Period, the sum of all Advances made as of or prior to such date, minus (1) all payments or collections as of or prior to such date which are specified in Section 4.04(b) and (c) as applied to reimburse all unpaid
Advances with respect to such Receivable and (2) all amounts for which the
Servicer has deemed to have released all claims for reimbursement of Outstanding
Advances pursuant to Section 3.08.

     "Outstanding Amount" means the aggregate principal amount of all Notes, or if indicated by the context, all Notes of any class, outstanding at the date of the determination.

     "Outstanding Interest Advances" means, as of the last day of a Collection
Period with respect to a Receivable, the portion of Outstanding Advances allocable to interest.

     "Outstanding Principal Advances" means, as of the last day of a Collection
Period with respect to a Receivable, the portion of Outstanding Advances allocable to principal.

     "Overdue Payment" shall have the meaning specified in Section 4.03(a).

                                       13

     "Owner Trust Estate" shall have the meaning specified in the Trust
Agreement.

     "Owner Trustee" means the Person acting as Owner Trustee under the Trust
Agreement, its successors in interest and any successor owner trustee under the
Trust Agreement.

     "Payment Date" means, with respect to a Collection Period, the 18th calendar day of the next succeeding calendar month or, if such day is not a
Business Day, the next succeeding Business Day, commencing July 18, 2008.

     "Percentage Interests" shall have the meaning specified in the Trust
Agreement.

     "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pool Balance" means, as of any date, the aggregate Principal Balance of the Receivables (exclusive of all Administrative Receivables for which the
Servicer has paid the Administrative Purchase Payment, Warranty Receivables for
which the Seller has paid the Warranty Purchase Payment and Defaulted
Receivables) as of the close of business on such date.

     "Principal Balance" means, with respect to any Receivable as of any date, the Amount Financed minus the sum of the following amounts: (i) that portion of all Scheduled Payments actually received on or prior to such date allocable to principal, computed in accordance with the simple interest method, (ii) any
Warranty Purchase Payment or Administrative Purchase Payment with respect to such Receivable allocable to principal and (iii) any Excess Payments or other payments applied to reduce the unpaid principal balance of such Receivable.

     "Principal Distributable Amount" means, with respect to any Payment Date, the sum of the following amounts (i) the principal portion of all Scheduled
Payments actually received during the related Collection Period, computed in accordance with the simple interest method, (ii) the principal portion of all
Excess Payments, received during such Collection Period (to the extent such amounts are not included in clause (i) above), (iii) the Principal Balance of each Receivable that became an Administrative Receivable or a Warranty
Receivable during such Collection Period (to the extent such amounts are not included in clauses (i) or (ii) above) and (iv) the Principal Balance of each
Receivable that became a Defaulted Receivable during such Collection Period (to the extent such amounts are not included in clauses (i), (ii) or (iii) above).

     "Rated Securities" means each Class of Securities that has been rated by one or both Rating Agencies at the request of the Seller.

     "Rating Agency" means Moody's and Standard & Poor's.

     "Rating Agency Condition" shall have the meaning set forth in the
Indenture.

     "Receivable" means any retail installment sale contract executed by an
Obligor in respect of a Financed Vehicle, and all proceeds thereof and payments thereunder, which Receivables shall be identified in a Schedule of Receivables.

                                       14

     "Receivable Files" means the documents specified in Section 2.02.

     "Receivables Purchase Agreement" means the receivables purchase agreement, dated as of June 1, 2008, between AHFC and the Seller, as amended or supplemented from time to time.

     "Record Date" shall have the meaning set forth in the Indenture.

     "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. Sections229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan.
7, 2005)) or by the staff of the Commission, or as may be provided by the
Commission or its staff from time to time.

     "Required Rate" means 6.35%.

     "Required Deposit Rating" means the short-term credit rating of the related entity is at least equal to P-1 by Moody's, A-1+ by Standard & Poor's and F1 by
Fitch.

     "Required Servicer Rating" means, with respect to the Servicer, that the then short-term unsecured debt obligations of the Servicer are rated at least equal to P-1 by Moody's and A-1 by Standard & Poor's.

     "Reserve Fund" means the account designated as such, and established and maintained pursuant to Section 4.01.

     "Reserve Fund Initial Deposit" means the initial deposit of cash in the amount of $2,250,001.76 made by or on behalf of the Seller into the Reserve Fund on the Closing Date.

     "Reserve Fund Property" means, the Reserve Fund Initial Deposit and all proceeds thereof and all other amounts deposited in or credited to the Reserve
Fund from time to time under this Agreement, all Eligible Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof.

     "Responsible Officer" means, in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Managing Director, Vice President, assistant Vice President, director, associate, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and, with respect to the Owner Trustee, any officer of the Owner Trustee or person acting pursuant to a power of attorney with direct responsibility for the administration of the Trust Agreement and the
Basic Documents on behalf of the Owner Trustee.

     "retail installment contracts" means retail installment sale and conditional sale contracts.

                                       15

     "Sarbanes Certification" shall have the meaning specified in Section
3.12(a)(v).

     "Schedule of Receivables" means the schedule of Receivables attached as
Schedule A to this Agreement, as it may be amended from time to time.

     "Scheduled Payment" means, with respect to any Payment Date and to a
Receivable, the payment set forth in such Receivable as due from the Obligor in the related Collection Period; provided, however, that in the case of the first
Collection Period, the Scheduled Payment shall include all such payments due from the Obligor on or after the Cutoff Date.

     "Securities" means the Notes and the Trust Certificates.

     "Security Entitlement" shall have the meaning specified in Section
8-102(a)(17) of the UCC.

     "Securityholders" means the Noteholders and the Certificateholders.

     "Seller" means AHRC, in its capacity as Seller of the Receivables under this Agreement, and each successor thereto (in the same capacity) pursuant to
Section 5.03.

     "Servicer" means AHFC, in its capacity as servicer of the Receivables pursuant to this Agreement, and each successor thereto (in the same capacity)
pursuant to Section 6.03.

     "Servicer Default" shall have the meaning specified in Section 7.01.

     "Servicer Letter of Credit" means, if the Servicer desires to remit collections on or in respect of the Receivables to the Collection Account on a monthly basis upon satisfaction of the conditions described in Section
4.02(b)(ii), (i) an irrevocable letter of credit, issued by a Letter of Credit
Bank and naming the Indenture Trustee a beneficiary or (ii) a surety bond, insurance policy or deposit of cash or securities, which is satisfactory to each
Rating Agency.

     "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 3.10, substantially in the form of Exhibit A.

     "Servicing Criteria" means the "servicing criteria" set forth in Item
1122(d) of Regulation AB, as such may be amended from time to time.

     "Servicing Fee Rate" means 1.00% per annum.

     "Specified Reserve Fund Balance" means, on the Closing Date $2,250,001.76, and with respect to any Payment Date 0.15% of the initial aggregate principal balance of the Receivables as of the Cutoff Date; except that, if on any Payment
Date (i) the average of the Charge-off Rates for the three preceding Collection
Periods exceeds 2.25% or (ii) the average of the Delinquency Percentages for the three preceding Collection Periods exceeds 2.25%, then the Specified Reserve
Fund Balance will be an amount equal to a specified percentage of the Pool
Balance as of the last day of the immediately preceding Collection Period. Such percentage shall be determined by deducting from 8.00% the following fraction, expressed as a percentage: (a) one

                                       16

minus (b) a fraction, the numerator of which is the outstanding principal amount of the Notes and the outstanding principal amounts of the Certificates with respect to such Payment Date and the denominator of which is such Pool Balance.
Notwithstanding the foregoing, in no event will the Specified Reserve Fund
Balance be more than the outstanding principal amount of the Notes and the outstanding principal amounts of the Certificates.

     "Standard & Poor's" means Standard & Poor's Rating Services, a division of
The McGraw Hill Companies, Inc., or its successors.

     "Subcontractor" means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of the Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation
AB with respect to the Receivables under the direction or authority of the
Servicer or a Subservicer.

     "Subservicer" means any Person that services Receivables on behalf of the
Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

     "Successor Servicer" means any entity appointed as a successor to the
Servicer pursuant to Section 7.02.

     "Supplemental Servicing Fee" means any interest earned on investment of the monies on deposit in the Accounts (other than the Yield Supplement Account and the Reserve Fund) during a Collection Period, net of any investment expenses and losses from such investments, plus all late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to the Receivables.

     "Total Servicing Fee" means the sum of the Basic Servicing Fee and the
Supplemental Servicing Fee.

     "Trust" means the Issuer.

     "Trust Agreement" means the trust agreement, dated as of June 9, 2008 as amended and restated, on June 26, 2008, among the Depositor and the Owner
Trustee.

     "Trust Fees and Expenses" means all accrued and unpaid Trustees' fees, any amounts due to the Trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the Trust.

     "Trustee" means any of the Owner Trustee or the Indenture Trustee as the
context requires.

     "Trustees" means the Owner Trustee and the Indenture Trustee.

                                       17

     "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

     "United States" means the United States of America.

     "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice
President," who is a duly elected officer of such Person.

     "Warranty Purchase Payment" means, with respect to a Payment Date and to a
Warranty Receivable repurchased by the Seller as of the end of the related
Collection Period, the sum of (a) the unpaid principal balance owed by the related Obligor in respect of such Receivable and (b) interest on such unpaid principal balance at a rate equal to the APR of the related Receivable from the date of last payment by such Obligor to the last day of such Collection Period.

     "Warranty Receivable" means a Receivable which the Seller is required to repurchase pursuant to Section 2.04.

     "Yield Supplement Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

     "Yield Supplement Account Deposit" means the initial deposit of cash in the amount of $27,861,655.35 made by or on behalf of the Seller into the Yield
Supplement Account on the Closing Date.

     "Yield Supplement Amount" means, with respect to any Collection Period and the related Deposit Date, the aggregate amount by which one month's interest on the Principal Balance as of the first day of such Collection Period of each
Discount Receivable (other than a Discount Receivable that is a Defaulted
Receivable) at a rate equal to the Required Rate, exceeds one month's interest on such Principal Balance at the APR of each such Receivable.

     "Yield Supplement Withdrawal Amount" means, with respect to any Collection
Period and the related Deposit Date, the lesser of (a) the amount on deposit in the Yield Supplement Account and (b) the sum of (i) the Yield Supplement Amount
and (ii) after giving effect to the withdrawal of the Yield Supplement Amount, the amount by which the amount on deposit in the Yield Supplement Account exceeds the Maximum Yield Supplement Amount.

Section 1.02. Other Definitional Provisions.

     (a) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                                       18

     Section 1.03. Interpretive Provisions.

     (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01" and the like shall refer to the applicable section of this Agreement, (iv) the term
"include" and all variations thereof shall mean "include without limitation,"
(v) the term "or" shall include "and/or," and (vi) the term "proceeds" shall have the meaning set forth in the applicable UCC.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this
Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                  ARTICLE TWO

             CONVEYANCE OF RECEIVABLES; CUSTODY OF RECEIVABLES FILES

     Section 2.01. Conveyance of Receivables.

     (a) In consideration of the Issuer's delivery to or upon the order of the
Seller of the Certificates and the net proceeds of the sale of the Notes, less an amount equal to the Reserve Fund Initial Deposit to be deposited to the
Reserve Fund and the Yield Supplement Account Deposit to be deposited to the
Yield Supplement Account, each on the Closing Date, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse
(subject to the obligations of the Seller set forth herein), all right, title and interest of the Seller in, to and under:

          (i) the Receivables and all monies due thereon or paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 2.04 or the purchase of Receivables by the
     Servicer pursuant to Section 3.08 or 8.01) on or after the Cutoff Date;

          (ii) the security interests in the Financed Vehicles;

          (iii) any proceeds of any physical damage insurance policies covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors;

          (iv) any proceeds of Dealer Recourse;

                                       19

          (v) the Receivables Purchase Agreement, but not the obligations of the
     Seller thereunder;

          (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer;

          (vii) all funds on deposit from time to time in the Accounts, including the Reserve Fund Initial Deposit and the Yield Supplement Account
     Deposit, and in all investment income and proceeds thereof;

          (viii) any Servicer Letter of Credit; and

          (ix) the proceeds of any and all of the foregoing.

The Seller hereby confirms to the Issuer that, as of the Closing Date, the
Seller shall have caused the portions of all related electronic records relating to the Receivables to be clearly and unambiguously marked, and shall have made the appropriate entries in its general accounting records, to indicate that such
Receivables have been transferred and sold to the Issuer.

     (b) The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the Seller hereby grants to the Issuer a first priority perfected security interest in all of its right, title and interest in, to and under the
Receivables, and all other property conveyed hereunder and all proceeds of any of the foregoing. The parties hereto intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder.

     Section 2.02. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

          (a) the fully executed original of the Receivable;

          (b) documents evidencing or related to any Insurance Policy;

          (c) the original credit application of each Obligor, fully executed by such Obligor on AHFC's customary form, or on a form approved by AHFC for such application;

          (d) the original certificate of title (or evidence that such certificate of title has been applied for) or such documents that the
     Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest in the related Financed Vehicle; and

                                       20

          (e) any and all other documents that the Seller or the Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Obligor or Financed
     Vehicle;

provided that the Servicer may appoint one or more agents to act as subcustodians of certain items contained in a Receivable File so long as the
Servicer remains primarily responsible for their safekeeping.

     Section 2.03. Representations and Warranties of Seller as to the
Receivables. The Seller makes the following representations and warranties as to the Receivables on which the Issuer shall rely in acquiring the Receivables.
Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the
Indenture Trustee.

          (a) Characteristics of Receivables. Each Receivable (i) shall have been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by AHFC from such Dealer under an existing agreement with AHFC, shall have been validly assigned by such Dealer to AHFC in accordance with the terms of such agreement, shall have been subsequently sold by AHFC to the Seller pursuant to the Receivables Purchase Agreement and, to the best knowledge of the Seller, shall have been sold by a Dealer without fraud or misrepresentation, (ii) shall have created or shall create a valid, continuing and enforceable first priority security interest in favor of AHFC in the related Financed Vehicle, which security interest has been assigned by AHFC to the Seller and shall be assignable, and shall be so assigned, by the Seller to the Owner Trustee, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (iv) shall, except as otherwise provided in this Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount
     Financed over its original term and shall provide for a finance charge or shall yield interest at its APR, (v) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal
     Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its APR, (vi) shall have an Obligor that is not a federal, state or local governmental entity and (vii) is a retail installment contract.

          (b) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Securityholders were utilized in selecting the Receivables from those motor vehicle, minivan, sport utility vehicle or light duty truck receivables, as applicable, of AHFC which met the selection criteria set forth in this Agreement.

                                       21

          (c) Compliance with Law. Each Receivable and each sale of the related
     Financed Vehicle shall have complied at the time it was originated or made, and shall comply at the time of execution of this Agreement, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal
     Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit
     Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection
     Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty
     Act, Federal Reserve Board Regulations B, M and Z, state adaptations of the
     National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

          (d) Binding Obligation. Each Receivable shall constitute the genuine, legal, valid and binding payment obligation in writing of the related
     Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (e) No Bankrupt Obligors. According to the records of the Seller, as of the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

          (f) Security Interest in Financed Vehicles. According to the records of the Seller, as of the Cutoff Date, no Financed Vehicle has been repossessed and not reinstated and immediately prior to the sale, assignment and transfer thereof, all necessary steps shall be taken so that each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of AHFC as secured party or all necessary and appropriate action with respect to such
     Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of AHFC as secured party.

          (g) Receivables in Force. No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the lien granted by the related
     Receivable.

          (h) No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

          (i) No Amendments. No Receivable shall have been amended or modified in such a manner that the total number of Scheduled Payments has been increased or that the related Amount Financed has been increased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                                       22

          (j) No Defenses. No facts shall be known to the Seller which would give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to any
     Receivable.

          (k) No Liens. To the knowledge of the Seller, no liens or claims shall have been filed, including liens for work, labor or materials relating to a
     Financed Vehicle, that shall be liens prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related
     Receivable. To the knowledge of the Seller, there are no tax liens against the Seller, or against an Obligor affecting the related Receivable.

          (l) No Defaults. Except for payment defaults that, as of the Cutoff
     Date, have been continuing for a period of not more than 30 days, no default, breach, violation or event permitting acceleration under the terms of any Receivable shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder.

          (m) Insurance. Pursuant to the Receivables, an Obligor has been required to obtain physical damage insurance covering the related Financed
     Vehicle and is required under the terms of the related Receivable to maintain such insurance.

          (n) Title. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the
     Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Other than (1) the sale by the Seller to the Issuer pursuant to this Agreement and (2) the security interest granted by the
     Issuer to the Indenture Trustee in the Indenture, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer, and no Receivable has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee, and no provision of a Receivable shall have been waived, except as provided in clause (h) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of any other Person and immediately prior to the pledge of security interest contemplated in the Indenture, the
     Issuer had good and marketable title to each Receivable free and clear of all Liens and rights of any other Person; immediately upon the transfer and assignment contemplated herein, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of any other Person and immediately upon the pledge of the security interest contemplated in the Indenture, the Indenture Trustee will have a valid and continuing security interest in the Receivables; and both the transfer and assignment herein contemplated and the pledge of security interest contemplated by the Indenture have been perfected under the applicable UCC.

                                       23

          (o) Lawful Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or pursuant to a transfer of the Securities shall be unlawful, void or voidable.

          (p) All Filings Made. Both the Seller and the Issuer, respectively, have caused or will have caused, or have taken or will take, within ten days of the Closing Date, all steps necessary, including the filing of all appropriate financing statements (including UCC filings) necessary in the appropriate jurisdictions under the applicable law, to give the Issuer a first priority perfected security interest in the Receivables, and to give the Indenture Trustee a first priority perfected security interest therein, shall have been made. Except as contemplated hereby or in the Indenture, as applicable, neither the Seller nor the Issuer has authorized the filing of or is aware of any financing statements with respect to the Receivables, other than such financing statements that have been terminated on or prior to the Closing Date.

          (q) One Original. There shall be only one original executed copy of each Receivable.

          (r) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined within the meaning of the applicable UCC.

          (s) Maturity of Receivables. Each Receivable shall have an original maturity of not less than 24 months nor greater than 72 months and, as of the Cutoff Date, a remaining maturity of not less than 7 months nor greater than 70 months.

          (t) Finance Charge. Each Receivable provides for the payment of a finance charge calculated on the basis of an APR ranging from 1.59% to
     19.99%.

          (u) Principal Balance. Each Receivable had an original principal balance of not less than $2,938.00 nor greater than $84,194.38 and an average unpaid principal balance, as of the Cutoff Date, of $16,442.15.

          (v) Origination. Each Receivable was originated on or after July 12,
     2004 and on or before February 29, 2008.

          (w) No Overdue Payments. No Receivable shall have a Scheduled Payment that is more than 30 days past due as of the Cutoff Date.

          (x) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule B hereto.

          (y) Financed Vehicles. Each Financed Vehicle shall be a new or used
     Honda or Acura motor vehicle, minivan, sport utility vehicle or light duty truck.

          (z) Addresses of Obligors. The Obligor under each Receivable had a current billing address in the United States as of the Cutoff Date.

                                       24

          (aa) Security Interest. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

          (bb) Possession of Documents. The Servicer has in its possession all original copies of the agreements that constitute or evidence the
     Receivables. The agreements that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture
     Trustee. All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the
     Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

     Section 2.04. Repurchase of Receivables Upon Breach. Upon discovery by the
Seller or the Servicer or upon the actual knowledge of a Responsible Officer of either the Indenture Trustee or the Owner Trustee of a breach of any of the representations and warranties of the Seller set forth in Section 2.03 that materially and adversely affects the interests of the Issuer, any of the
Trustees or the Securityholders in any Receivable, the party discovering such breach shall give prompt written notice to the others. As of the last day of the second Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Seller's election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Seller shall, unless such breach shall have been cured in all material respects, repurchase such
Receivable, and, if necessary, the Seller shall enforce the obligation of AHFC under the Receivables Purchase Agreement to repurchase such Receivable from the
Seller. This repurchase obligation shall apply to all representations and warranties of the Seller contained in Section 2.03 whether or not the Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. On the related Deposit Date, the
Seller shall remit the Warranty Purchase Payment in respect of such Receivable to the Collection Account in the manner specified in Section 4.05. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the lien granted by the related Receivable, which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, and such breach materially and adversely affects the interests of the Issuer, any of the Trustees or the Securityholders in such Receivable, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Issuer shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, all right, title and interest of the Issuer in, to and under such repurchased Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The
Issuer and the Trustees shall execute such documents and instruments of transfer and assignment and take such other actions as shall be reasonably requested by the Seller to effect the conveyance of such Receivable pursuant to this Section.
The sole remedy of the Issuer, the Trustees and the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section
2.03 or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivable pursuant to this Section and to enforce AHFC's obligation to

                                       25

repurchase such Receivables from the Seller pursuant to the Receivables Purchase
Agreement. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to Section 2.04 or the eligibility of any Receivables for purposes of this Agreement. In addition, no party to this agreement may waive a material breach of any of the representations and warranties contained in Section 2.03 above.

     Section 2.05. Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer, in its capacity as custodian, shall hold the
Receivable Files for the benefit of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable
File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the receivable files of comparable motor vehicle receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the
Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture
Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by the
Issuer or the Indenture Trustee.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each
Receivable File solely in its capacity as Servicer at one of its (or its agents') offices specified in Schedule B hereto or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer shall make available to the Issuer and the Indenture
Trustee or its duly authorized representatives, attorneys or auditors the
Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times as the Issuer and the Indenture Trustee shall reasonably instruct.

     (c) Release of Documents. Upon instruction from the Indenture Trustee, the
Servicer shall release any document in the Receivable Files to the Indenture
Trustee or its agent or designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture
Trustee to return any document or any delay in doing so.

     Section 2.06. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the
Indenture Trustee. A certified copy of a bylaw or of a resolution of the board of directors of the Indenture Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Indenture Trustee.

                                       26

     Section 2.07. Indemnification by Custodian. The Servicer, as custodian of the Receivable Files, shall fully indemnify and hold harmless the Issuer and the
Trustees for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer and the Trustees as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer, as custodian; provided, however, that the
Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee or the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Owner Trustee only.

     Section 2.08. Effective Period and Termination. The Servicer's appointment as custodian of the Receivable Files shall become effective as of the Cutoff
Date and shall continue in full force and effect until terminated pursuant to this Section. If the Servicer shall resign as Servicer pursuant to Section 6.05 or if all of the rights and obligations of the Servicer have been terminated pursuant to Section 7.02, the appointment of the Servicer as custodian of the
Receivable Files shall be terminated without further action by the Indenture
Trustee or by the Holders of Notes. The Indenture Trustee or, with the written consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian of the Receivable Files with cause at any time immediately upon written notification to the Servicer and, without cause, upon
30 days' prior written notification by the Servicer. As soon as practicable, but in no event later than 30 days immediately following the effective date of any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or its agent at such place or places as the Indenture
Trustee may reasonably designate. Notwithstanding the termination of the
Servicer as custodian of the Receivable Files, the Indenture Trustee agrees that upon any such termination, the Indenture Trustee shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables pursuant to this Agreement.

                                 ARTICLE THREE

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 3.01. Duties of Servicer. The Servicer, for the benefit of the
Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Administrative Receivables and
Warranty Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of
Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to
Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Trustees with respect to distributions, generating federal income tax information, making Advances and performing the other duties specified herein. The Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

                                       27

Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered to execute and deliver, on behalf of itself, the
Issuer, the Trustees, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Defaulted
Receivable pursuant to Section 3.04 or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable, including a Defaulted Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed to the Issuer pursuant to
Section 2.01 with respect to such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the
Owner Trustee on behalf of the Issuer shall, at the Servicer's expense and written direction, take steps to enforce such Receivable, including bring suit in its name or the name of the Issuer, the Indenture Trustee, the Noteholders or
the Certificateholders. The Owner Trustee on behalf of the Issuer shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the
Servicer to carry out its servicing and administrative duties hereunder.

     Section 3.02. Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer shall be authorized to grant extensions, rebates or adjustments on a Receivable without the prior consent of the Issuer. If, as a result of the extending of payments in accordance with the customary servicing standards of the Servicer, any Receivable will be outstanding later than the Final Scheduled Maturity Date, the Servicer shall be obligated to repurchase such Receivable pursuant to
Section 3.08. In addition, in the event that any such rescheduling or extension of a Receivable modifies the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new motor vehicle receivable that results in a deemed exchange thereof within the meaning of Section 1001 of the Code, the Servicer shall purchase such Receivable pursuant to Section 3.08, and the receivable created shall not be included in
Collateral held by the Issuer. Notwithstanding the foregoing, extensions or modifications of the payment schedule of a Receivable can be made only in accordance with the customary servicing procedures of the Servicer, provided that the amount of any extension fee charged in connection with the extension of a Receivable is deposited into the Collection Account by the Servicer in accordance with Section 4.05(a). The Servicer may, in accordance with its customary servicing procedures, waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing the
Receivables.

                                       28

     Section 3.03. [Reserved]

     Section 3.04. Realization Upon Receivables. On behalf of the Issuer, the
Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise comparably convert the ownership of any
Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the
Financed Vehicle (and shall specify such Receivables to the Trustees no later than the Determination Date following the end of the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be customary and usual in its servicing of motor vehicle, minivan, sport utility vehicle or light duty truck receivables, as applicable, which practices and procedures may include reasonable efforts to realize upon any Dealer Recourse, selling the related Financed Vehicle at public or private sale and other actions by the Servicer in order to realize upon such a Receivable. The Servicer shall be entitled to recover its reasonable Liquidation Expenses with respect to each
Defaulted Receivable, which are not to exceed the related Net Liquidation
Proceeds with respect to each such Defaulted Receivable; provided, however, that the Servicer shall not be obligated to take actions to realize upon any
Defaulted Receivables unless, in its reasonable opinion, Liquidation Proceeds will exceed Liquidation Expenses. All Net Liquidation Proceeds realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer in the Collection Account in the manner specified in Section
4.02(a). The foregoing is subject to the proviso that, in any case in which the
Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed
Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the Liquidation Proceeds of the related Receivable by an amount greater than the amount of such expenses.

     Section 3.05. Maintenance of Physical Damage Insurance Policies. The
Servicer shall, in accordance with its customary servicing procedures and underwriting standards, require that each Obligor shall have obtained physical damage insurance covering each Financed Vehicle as of the origination of the related Receivable.

     Section 3.06. Maintenance of Security Interests in Financed Vehicles. The
Servicer shall, in accordance with its customary servicing procedures and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle.
The Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, to grant to the Issuer a first priority perfected security interest in the related Financed Vehicle, the
Servicer hereby agrees to serve as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in such Financed Vehicle and agrees that the Servicer's listing as the secured party on the certificate of title is solely in its capacity as agent of the Issuer.

                                       29

     Section 3.07. Covenants of Servicer. The Servicer makes the following covenants on which the Issuer shall rely in accepting the Receivables in trust pursuant to Section 2.01:

          (a) Liens in Force. Except as otherwise contemplated by this
     Agreement, the Servicer shall not release in whole or in part any Financed
     Vehicle from the security interest securing the related Receivable.

          (b) No Impairment. The Servicer shall do nothing to impair the rights of the Issuer in the Receivables.

          (c) No Amendments. Subject to Section 3.02, the Servicer shall not amend or otherwise modify any Receivable such that the total number of
     Scheduled Payments is extended beyond the Final Scheduled Maturity Date, or either the Amount Financed or the APR is altered.

     Section 3.08. Purchase of Receivables Upon Breach. Upon discovery by the
Seller, the Servicer or the Issuer or upon the actual knowledge of a Responsible
Officer of the Indenture Trustee or Owner Trustee of a breach of any of the covenants of the Servicer set forth in Section 3.07 that materially and adversely affects the interests of the Issuer, the Indenture Trustee or the
Securityholders in any Receivable, or if an improper extension, rescheduling or modification of a Receivable is made by the Servicer as described in Section
3.02, the party discovering such breach shall give prompt written notice to the others. As of the last day of the second Collection Period following the
Collection Period in which it discovers or receives notice of such breach (or, at the Servicer's election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Servicer shall, unless such breach or impropriety shall have been cured in all material respects, purchase from the Issuer such Receivable and remit on the related Deposit Date the Administrative Purchase Payment to the
Collection Account in the manner specified in Section 4.05. Upon such deposit of the Administrative Purchase Payment, the Servicer shall for all purposes of this
Agreement be deemed to have released all claims for reimbursement of Outstanding
Advances made in respect of such Receivable. The sole remedy of the Issuer, the
Trustees or the Securityholders against the Servicer with respect to a breach pursuant to Section 3.02 or 3.07 shall be to require the Servicer to purchase the related Receivables pursuant to this Section, except as otherwise provided in Section 6.02. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

     Section 3.09. Total Servicing Fee; Payment of Certain Expenses by Servicer.
As compensation for the performance of its obligations hereunder, the Servicer shall be entitled to receive on each Payment Date the Total Servicing Fee;
provided, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for such Collection Period. The Basic Servicing Fee in respect of a Collection Period shall be calculated based on a 360 day year comprised of twelve 30-day months. Except to the extent otherwise provided herein, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes

                                       30

imposed on the Servicer and expenses incurred in connection with the preparation of reports and fees to independent accountants).

     Section 3.10. Servicer's Certificate. On or before each Determination Date, the Servicer shall deliver to the Trustees and each Rating Agency a Servicer's
Certificate containing all information necessary to make the distributions required by Sections 4.06 and 4.07 in respect of the related Collection Period and all information necessary for the Trustees to send statements to
Securityholders pursuant to Section 4.10. The Servicer shall also specify in writing to the Trustees, no later than the Determination Date following the last day of a Collection Period as of which the Seller shall be required to repurchase or the Servicer shall be required to purchase a Receivable, the identity of any such Receivable and the identity of any Receivable which the
Servicer shall have determined to be a Defaulted Receivable during such
Collection Period. Receivables purchased or to be purchased by the Servicer or the Seller and Receivables as to which the Servicer has determined during such
Collection Period to be Defaulted Receivables and with respect to which payment of the Administrative Purchase Payment or Warranty Purchase Payment has been provided from whatever source as of last day of such Collection Period shall be identified by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

     Section 3.11. Annual Statement as to Compliance; Notice of Default.

     (a) The Servicer shall deliver to the Trustees and each Rating Agency, on or before 90 days after the end of each fiscal year for which a report on Form
10-K is required to be filed with the commission by or on behalf of the Issuer, commencing with the fiscal year ended March 31, 2009, an Officer's Certificate of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended March 31 (or, if applicable, such shorter period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the
Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Trustees and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default.

     Section 3.12. Assessment of Compliance and Annual Accountants' Report.

     (a) On or before 90 days after the end of each fiscal year for which a report on Form 10-K is required to be filed with the Commission by or on behalf of the Issuer, commencing with the fiscal year ended March 31, 2009, the
Servicer shall:

          (i) deliver to the Issuer, the Owner Trustee, the Administrator and
     the Rating Agencies a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18

                                       31

     and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the
     Servicer, and shall address each of the Servicing Criteria specified in
     Exhibit F hereto delivered to the Issuer and the Administrator concurrently with the execution of this Agreement;

          (ii) deliver to the Issuer, the Owner Trustee and the Administrator a
     report of a registered public accounting firm reasonably acceptable to the
     Issuer and the Administrator that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules
     1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the
     Exchange Act;

          (iii) use its best efforts to cause each Subservicer and each
     Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer and the Administrator an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section;

          (iv) use its best efforts to cause each Subservicer and Subcontractor determined by the Servicer to be a "servicer" within the meaning of Item
     1108(a)(2)(i) through (iii) of Regulation AB, to deliver to the Issuer, the
     Owner Trustee and the Administrator a statement of compliance as and when provided in Section 3.11(a); and

          (v) if requested by the Administrator, acting on behalf of the Issuer, not later than May 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer, the Owner Trustee and the
     Administrator and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and
     15d-14(d) under the Exchange Act (pursuant to Section 302 of the
     Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit E.

The Servicer acknowledges that the parties identified in clause (a)(v) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The
Administrator, acting on behalf of the Issuer, will not request delivery of a certification under clause (a)(v) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an Issuer whose asset pool includes the Receivables.

     (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 3.12(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer, the Owner Trustee and the
Administrator on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 3.12(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the
Servicer and the Issuer on the date of such appointment.

                                       32

     Section 3.13. Access to Certain Documentation and Information Regarding
Receivables. The Servicer shall provide to the Trustees reasonable access to the documentation regarding the Receivables. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at the respective offices of the Servicer.
Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the
Obligors, and the failure of the Servicer to provide access as provided in this
Section as a result of such obligation shall not constitute a breach of this
Section.

     Section 3.14. Amendments to Schedule of Receivables. If the Servicer,
during a Collection Period, assigns to a Receivable an account number that differs from the original account number identifying such Receivable on the
Schedule of Receivables, the Servicer shall deliver to the Seller and the
Trustees on or before the Payment Date relating to such Collection Period an amendment to the Schedule of Receivables reporting the newly assigned account number, together with the old account number of each such Receivable. The first such delivery of amendments to the Schedule of Receivables shall include monthly amendments reporting account numbers appearing on the Schedule of Receivables with the new account numbers assigned to such Receivables during any prior
Collection Period.

     Section 3.15. Reports to Securityholders and Rating Agencies.

     (a) At the expense of the Issuer, the Indenture Trustee shall provide to any Note Owner, and the Owner Trustee shall provide to any Certificateholder, who so requests in writing a copy of (i) any Servicer's Certificate, (ii) any annual statement as to compliance described in Section 3.1l(a), (iii) any assessment of compliance and annual accountants' report described in Section
3.12, (iv) any statement to Securityholders pursuant to Section 4.10, (v) the
Trust Agreement, (vi) the Indenture or (vii) this Agreement (without Exhibits).
In addition, such statements may be posted by the Indenture Trustee on its website at https://tss.sfs.db.com/investpublic/. The Indenture Trustee or the
Owner Trustee, as applicable, may require such Securityholder or Note Owner to pay a reasonable sum to cover the cost of the Trustee's complying with such request.

     (b) The Servicer shall forward to each Rating Agency a copy of each (i)
Servicer's Certificate, (ii) annual statement as to compliance described in
Section 3.11(a), (iii) Officer's Certificate of the Servicer described in
Section 3.11(b), (iv) any assessment of compliance and annual accountants'
report pursuant to Section 3.12, (v) statement to Securityholders pursuant to
Section 4.10 and (vi) other report it may receive pursuant to this Agreement, the Trust Agreement or the Indenture.

     Section 3.16. Appointment of Subservicer or Subcontractor.

     (a) The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder if each Rating Agency and the Indenture Trustee has received 10 days prior written notice of the
Servicer's intention to do so and has not notified the

                                       33

Servicer that such an appointment would or might result in the qualification, reduction or withdrawal of a rating then assigned by such Rating Agency to any
Class of Notes; provided, however, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the
Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the
Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the
Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

     (b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such
Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the
Commission. The Servicer shall be responsible for obtaining from each
Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Section
3.11, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 3.12 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes
Certification under Section 3.12(a)(iv) as and when required to be delivered.

     (c) The Servicer shall promptly upon request provide to the Issuer or the
Administrator, acting on behalf of the Issuer, a written description (in form and substance satisfactory to the Issuer and the Administrator) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the
Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB, the Servicer shall cause any such Subcontractor used by the
Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of Section 3.12(a) of this Agreement to the same extent as if such Subcontractor were the Servicer.
The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

     Section 3.17. Information to be Provided by the Servicer.

     (a) At the request of the Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and

                                       34

the Administrator in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Administrator a description of such proceedings.

     (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the
Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuer, the Administrator and the Depositor, at least 10 Business
Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer and the Administrator of such succession or appointment and
(y) in writing and in form and substance reasonably satisfactory to the Issuer and the Administrator, all information reasonably requested by the Issuer or the
Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (c) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Administrator, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than 10 Business Days following such request.

     Section 3.18. Remedies.

     (a) The Servicer shall be liable to the Issuer, the Administrator and the
Depositor for any monetary damages incurred as a result of the failure by the
Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants' letter or other material when and as required under this Article III, including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

     (b) The Seller shall promptly reimburse the Issuer and the Administrator for all reasonable expenses incurred by the Issuer or Administrator as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Receivables to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Issuer or Administrator may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                       35

                                  ARTICLE FOUR

                          DISTRIBUTIONS; RESERVE FUND;
                          STATEMENTS TO SECURITYHOLDERS

     Section 4.01. Establishment of Accounts.

     (a) The Servicer shall establish and maintain an Eligible Account with and in the name of the Indenture Trustee for the benefit of (i) the Securityholders
(the "Collection Account"), (ii) the Noteholders (the "Note Distribution
Account"), (iii) the Securityholders (the "Reserve Fund") and (iv) the
Securityholders (the "Yield Supplement Account"), in each case, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the related Securityholders. Except as otherwise provided in this
Agreement, in the event that the Indenture Trustee is no longer an Eligible
Institution, the Servicer shall, with the assistance of the Indenture Trustee as necessary, cause the Accounts to be moved to an Eligible Institution.

     (b) To the extent permitted by applicable laws, rules and regulations, all amounts held in the Collection Account, the Note Distribution Account, the
Reserve Fund and the Yield Supplement Account shall be either invested by the
Indenture Trustee in Eligible Investments selected in writing by the Servicer or maintained in cash. Earnings on investment of funds in the Accounts (other than the Yield Supplement Account and the Reserve Fund) (net of losses and investment expenses) shall be paid to the Servicer as part of the Supplemental Servicing
Fee and any losses and investment expenses shall be charged against the funds on deposit in the related Account.

          (i) Except as otherwise provided in Section 4.01(b), the Indenture
     Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. The Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the
     Noteholders or the the Securityholders, as the case may be.

          (ii) Notwithstanding anything else contained herein, the Servicer agrees that each Account and the Certificate Distribution Account will be established only with an Eligible Institution which agrees substantially as follows: (A) it will comply with Entitlement Orders related to such account issued by the Indenture Trustee without further consent by the Servicer;
     (B) until termination of this Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee; (C)
     all Account Property delivered or credited to it in connection with such account and all proceeds thereof will be promptly credited to such account;
     (D) it will treat all Account Property as Financial Assets; and (E) all
     Account Property will be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Eligible
     Institution maintaining the related Account in accordance with such
     Eligible Institution's customary procedures such that such Eligible
     Institution establishes a Security

                                       36

     Entitlement in favor of the Indenture Trustee with respect thereto over which the Indenture Trustee (or such other Eligible Institution) has
     Control.

          (iii) The Servicer shall have the power, revocable by the Indenture
     Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the
     Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or under the Trust Agreement or permitting the Indenture Trustee to carry out its duties under the
     Indenture.

     Section 4.02. Collections.

     (a) The Servicer shall remit daily to the Collection Account all payments received from or on behalf of the Obligors on or in respect of the Receivables and all Net Liquidation Proceeds, in each case, minus an amount equal to amounts previously deposited by the Servicer in the Collection Account but later determined by the Servicer in its reasonable opinion to have resulted from mistaken deposits or postings, which amounts have not been previously reimbursed to the Servicer, within two Business Days after receipt thereof; provided, that any payments received in respect of an Obligor that are not immediately identifiable as such, shall not be deemed "received" until such time as the
Obligor is identified and the payment is allocated as such, in accordance with the Servicer's customary servicing practices.

     (b) Notwithstanding the provisions of Section 4.02(a) and subject to the conditions set forth below, the Servicer may be permitted to make remittances of collections on a less frequent basis than that specified in Section 4.02(a) upon compliance with the specific terms and conditions set forth below in this
Section and for so long as such terms and conditions are fulfilled. Accordingly, notwithstanding the provisions of Section 4.02(a), the Servicer will be permitted to remit such collections to the Collection Account in immediately available funds, on each Deposit Date but only for so long as (i)(A) the
Servicer shall be AHFC, (B) except as provided in clause (ii) below, the
Required Servicer Rating is satisfied and (C) no Servicer Default shall have occurred and be continuing, provided, however, that immediately following the non-compliance with clause (B) above or in the event that an event of the nature specified in Section 7.01(c) has occurred (notwithstanding any period of grace contained in such clause), the Servicer shall remit such collections to the
Collection Account on a daily basis within two Business Days of receipt thereof, or (ii)(A) if the conditions specified in clause (i)(A) and (C) above are satisfied, and (B) the Servicer shall have obtained (1) a Servicer Letter of
Credit issued by a depository institution or insurance company, as the case may be, having a short-term credit rating at least equal to the Required Deposit
Rating and providing that the Indenture Trustee may draw thereon in the event that the Servicer fails to deposit collections into the Collection Account on a monthly basis or (2) a surety bond, insurance policy or other deposit of cash or securities satisfactory to the Indenture Trustee and each Rating Agency;
provided that in connection with clause (ii) above, the Servicer provides to the
Indenture Trustee, from each Rating Agency for which the Servicer's then-current short-term credit rating is not at least equal to the Required Servicer Rating for such Rating Agency, a letter to the effect that the satisfaction of the conditions in clause (ii) above and allowing the Servicer to make monthly deposits will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes

                                       37

and, if applicable, an Officer's Certificate from the Servicer to the effect that the Servicer's then-current short-term credit rating is at least equal to the Required Servicer Rating from each other Rating Agency, if any; and, provided further, that if the Servicer shall have obtained a Servicer Letter of
Credit in accordance with clause (ii) above, the Servicer shall be required to remit collections to the Collection Account on each Business Day to the extent that the aggregate amount of collections described in Section 4.02(a) and received during such Collection Period exceeds the Servicer Letter of Credit
Amount. The Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (i)(C) above that would require daily remittance by the Servicer to the Collection Account unless a Responsible Officer has received notice of such event or circumstance from the Seller or the Servicer in an
Officer's Certificate, from Securityholders as provided in Section 7.01 or from the Letter of Credit Bank. For purposes of this Article the phrase "payments made on behalf of Obligors" shall mean payments made by Persons other than the
Seller, the Servicer or the Letter of Credit Bank, if any.

     Any funds held by the Servicer which it determines are to be remitted (or any of its own funds which the Seller or the Servicer determines to pay to the
Letter of Credit Bank) in respect of a failure previously to remit collections which failure resulted in a payment under the Servicer Letter of Credit, if any, shall not be remitted to the Collection Account, but shall instead be paid immediately and directly to the Letter of Credit Bank. Any such payment to the
Letter of Credit Bank shall be accompanied by a copy of the Servicer's
Certificate related to the previous failure to remit funds and an Officer's
Certificate which includes a statement identifying, by reference to the items in such related Servicer's Certificate, each shortfall in Servicer remittances to which such payment relates. The Servicer will also provide the Indenture Trustee with copies of each such Servicer's Certificate and Officer's Certificate delivered with any such payment to the Letter of Credit Bank.

     Section 4.03. Application of Collections. On each Payment Date, all collections for the related Collection Period shall be applied by the Servicer as follows:

     (a) With respect to each Receivable (other than an Administrative
Receivable or a Warranty Receivable), payments made by or on behalf of the
Obligor which are not Supplemental Servicing Fees shall be applied first to reimburse the Servicer for Outstanding Advances made with respect to such
Receivable (each such payment, an "Overdue Payment"). Next, the amount of any payment in excess of Supplemental Servicing Fees and Outstanding Advances with respect to such Receivable shall be applied to the Scheduled Payment with respect to such Receivable. The amount of such payment remaining after the applications described in the two preceding sentences shall be applied to prepay the principal balance of such Receivable.

     (b) With respect to each Administrative Receivable and Warranty Receivable, payments made by or on behalf of the Obligor shall be applied in the same manner. A Warranty Purchase Payment shall be applied to reduce Outstanding
Advances and such Warranty Purchase Payment or an Administrative Purchase
Payment, as applicable, shall then be applied to the Scheduled Payment, in each case to the extent that the payments by the Obligor shall be insufficient, and then to prepay the unpaid principal balance of such Receivable in full.

                                       38

     Section 4.04. Advances.

     (a) As of the close of business on the last day of a Collection Period, if the payments during such Collection Period by or on behalf of the Obligor on or in respect of a Receivable (other than an Administrative Receivable or a
Warranty Receivable) after application under Section 4.03(a) shall be less than the Scheduled Payment, whether as a result of any extension granted to the
Obligor or otherwise, then the Servicer shall advance to the Trust an amount equal to the product of the principal balance of such Receivable as of the first day of such Collection Period and one-twelfth of its APR minus the amount of interest actually received on such Receivable during such Collection Period
(each, an "Advance"). If the calculation above results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of any Outstanding Advances in respect of such Receivables. In addition, in the event that a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of Outstanding Advances in respect of such Receivables in respect thereof, be withdrawn from the
Collection Account and paid to the Servicer in reimbursement of such Outstanding
Advances. No Advances will be made with respect to the Principal Balance of
Receivables. Notwithstanding the foregoing, the Servicer shall not be required to make any Advance (other than in respect of an interest shortfall due to an
Excess Payment) to the extent that the Servicer, in its sole discretion, shall determine that such Advance is unlikely to be recovered from subsequent payments made by or on behalf of the related Obligor, Liquidation Proceeds, by the
Administrative Purchase Payment or by the Warranty Purchase Payment, in each case, with respect to such Receivable or otherwise. On each Deposit Date, the
Servicer will deposit into the Collection Account an amount equal to all
Advances to be made in respect of the related Collection Period. The Successor
Servicer shall only be required to make Advances for payments on behalf of
Obligors in respect of Receivables arising on or after the Collection Period in which the (i) Successor Servicer accepts its appointment or (ii) the Indenture
Trustee is automatically appointed Successor Servicer.

     (b) The Servicer shall be entitled to reimbursement for Outstanding
Advances, without interest, with respect to a Receivable from the following sources with respect to such Receivable: (i) subsequent payments made by or on behalf of the related Obligor, (ii) Liquidation Proceeds, (iii) the
Administrative Purchase Payment and (iv) the Warranty Purchase Payment.

     (c) To the extent that during any Collection Period any funds described above in Section 4.04(b) with respect to a Receivable as to which the Servicer previously has made an unreimbursed Advance are received by the Issuer or the
Servicer, and the Servicer determines that any Outstanding Advances (other than in respect of an interest shortfall due to an Excess Payment) with respect to such Receivable are unlikely to be recovered from payments made on or with respect to such Receivable (each, a "Nonrecoverable Advance"), then, on the related Payment Date, upon the Servicer providing the Seller and the Trustees with an Officer's Certificate setting forth the basis for its determination of any such Nonrecoverable Advance, the Indenture Trustee shall promptly remit to the Servicer from the Collection Account, (i) from Available Interest an amount equal to the portion of such Nonrecoverable Advance allocable to interest and
(ii) from Available Principal an amount equal to the portion of such
Nonrecoverable Advance allocable to principal, in each case without interest, in accordance with Section

                                       39

4.06(c)(i). In lieu of causing the Indenture Trustee to remit any such amounts or the amounts described in clauses (i) through (iv) in Section 4.04(b), the
Servicer may deduct such amounts from deposits otherwise to be made into the
Collection Account in accordance with Section 4.09.

     Section 4.05. Additional Deposits.

     (a) The following additional deposits shall be made to the Collection
Account one day prior to each Payment Date: (i) the Seller shall remit the aggregate Warranty Purchase Payments with respect to Warranty Receivables pursuant to Section 2.04 and (ii) the Servicer shall remit (A) any extension fee charged in connection with the extension of a Receivable pursuant to Section
3.02, (B) the aggregate Advances pursuant to Section 4.04(a), (C) the aggregate
Administrative Purchase Payments with respect to Administrative Receivables pursuant to Section 3.08 and (D) the amount required upon the optional purchase of all Receivables by the Servicer or any successor to the Servicer pursuant to
Section 8.01.

     (b) [Reserved]

     (c) All deposits required to be made in respect of a Collection Period pursuant to this Section by the Seller or the Servicer, as the case may be, may be made in the form of a single deposit and shall be made in immediately available funds, on the related Deposit Date.

     Section 4.06. Distributions.

     (a) On each Deposit Date, the Indenture Trustee shall cause to be made (or request the Servicer to make, as applicable) the transfer and distribution in immediately available funds, from the Yield Supplement Account to the Collection
Account, an amount equal to the Yield Supplement Withdrawal Amount, if any, for such Payment Date.

     (b) On each Determination Date, the Servicer shall calculate (i) all amounts required to be deposited in the Note Distribution Account and the
Certificate Distribution Account and (ii) to make all distributions on the related Payment Date.

     (c) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.10) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account, to the extent of the Available Amount, in the following order of priority:

          (i) to the Servicer, Nonrecoverable Advances;

          (ii) to the Servicer, the Total Servicing Fee (including any unpaid
     Total Servicing Fees from one or more prior Collection Periods);

          (iii) to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trust Fees and Expenses, in each case to the extent such fees and expenses have not been previously paid by the Servicer, in its capacity as
     Administrator, until the Notes have

                                       40

     been paid in full, the annual amount paid to the Trustees out of the
     Available Amount allocation as described in this clause (iii) shall not exceed $100,000.00 while notes remain outstanding, so long as an Event of
     Default has not occurred;

          (iv) [Reserved]

          (v) on a pro rata basis, (a) to the Note Distribution Account, the
     Note Interest Distributable Amount to be distributed to the holders of the
     Notes at their respective Interest Rates;

          (vi) to the Note Distribution Account, the Note Principal
     Distributable Amount;

          (vii) to the Certificate Distribution Account, the Certificate
     Interest Distributable Amount to be distributed to Certificateholders;

          (viii) after the Class A-1 and Class A-2 Notes have been paid in full, to the Certificate Distribution Account, the Certificate Principal
     Distributable Amount;

          (ix) to the Reserve Fund, the amount, if any, necessary to reinstate the balance in the Reserve Fund up to the Specified Reserve Fund Balance;

          (x) [Reserved]

          (xi) to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trust Fees and Expenses remaining after application of the payments described in clause (iii) above; and

          (xii) to the Depositor, any Available Amount remaining (after giving effect to the reduction in the Available Amount described in clauses (i)
     through (xi) above.

     Notwithstanding that the Notes have been paid in full, the Indenture
Trustee shall continue to maintain the Collection Account hereunder until the
Pool Balance has been reduced to zero.

     Section 4.07. Reserve Fund.

     (a) On the Closing Date, the Seller will deposit the Reserve Fund Initial
Deposit into the Reserve Fund from the net proceeds of the sale of the Notes.
The Reserve Fund shall be the property of the Issuer subject to the rights of the Indenture Trustee in the Reserve Fund Property.

     (b) In the event that the Note Distributable Amount exceeds the sum of the amounts deposited into the Note Distribution Account pursuant to Sections
4.06(c)(iv) and (v) on each Payment Date (or, if the Reserve Fund is not maintained by the Indenture Trustee, on the related Deposit Date), the Indenture
Trustee (based on information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.1) shall cause an amount equal to the lesser of (A) the amount on deposit in the Reserve Fund and (B) the amount

                                       41

by which the Note Distributable Amount exceeds the sum of the amounts in the
Note Distribution Account, to be deposited from the Reserve Account into the
Note Distribution Account in immediately available funds in the amounts set forth in the Servicer's Certificate for such Payment Date; provided that such amount shall be applied first, to the payment of interest due on the Notes to the extent, if any, that the amount deposited pursuant to Section 4.06(c)(vi) is not sufficient to cover such payment of interest and, second, to the payment of principal of the Notes.

     (c) In the event that the Certificate Distributable Amount exceeds the sum of the amounts deposited into the Certificate Distribution Account pursuant to
Sections 4.06(c)(iv) and (v) on each Payment Date (or, if the Reserve Fund is not maintained by the Indenture Trustee, on the related Deposit Date), the
Indenture Trustee shall cause an amount equal to the lesser of (A) the amount on deposit in the Reserve Fund and (B) the amount by which the Certificate
Distributable Amount exceeds the sum of the amounts in the Certificate
Distribution Account, to be deposited into the Certificate Distribution Account in immediately available funds in the amounts set forth in the Servicer's
Certificate for such Payment Date; provided that such amount shall be applied first, to the payment of interest due on the Certificates to the extent, if any, that the amount deposited pursuant to Section 4.06(c)(iv) is not sufficient to cover such payment of interest and, second, to the payment of principal of the
Certificates.

     (d) On each Payment Date (or, if the Reserve Fund is not maintained by the
Indenture Trustee, on the related Deposit Date), all interest and other income
(net of losses and investment expenses) on funds on deposit in the Reserve Fund shall upon the written direction of the Servicer, be paid to the Seller to the extent that the funds therein exceed the Specified Reserve Fund Balance. Upon any distribution to the Seller of amounts in excess of the Specified Reserve
Fund Balance, the Noteholders will not have any rights in, or claims to, such amounts.

     Section 4.08. Yield Supplement Account. On the Closing Date, the Seller
will deposit the Yield Supplement Account Deposit to the Yield Supplement
Account from the net proceeds of the sale of the Notes. The Yield Supplement
Account shall be the property of the Issuer subject to the rights of the
Indenture Trustee for the benefit of the Securityholders.

     Section 4.09. Net Deposits. For so long as AHFC shall be the Servicer and the Seller, the Servicer and the Indenture Trustee may make any remittances pursuant to this Article net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account in writing for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

     Section 4.10. Statements to Securityholders.

     (a) On each Payment Date, the Servicer shall provide to the Owner Trustee to furnish to each Certificateholder of record and to the Indenture Trustee to forward to each Noteholder of record a statement, based on the Servicer's
Certificate furnished pursuant to Section 3.10, setting forth at least the following information as to the Securities, to the extent applicable:

          (i) the Record Date, the Determination Date and the Collection Period;

                                       42

          (ii) the Note Interest Distributable Amount for each Class of Notes and the Certificate Principal Distributable Amount;

          (iii) the Note Principal Distributable Amount for each Class of Notes and the Certificate Principal Distributable Amount;

          (iv) the number of and the aggregate Principal Balance of the
     Receivables as of the close of business on the first day and last day of the Collection Period;

          (v) the Outstanding Amount of each Class of Notes and the Note Pool
     Factor for each Class of Notes;

          (vi) the Certificate Balance and the Certificate Pool Factor;

          (vii) the Total Servicing Fee, the Trust Fees and Expenses, and any
     other fees or expenses paid with an identification of the general purpose of such fees and the party receiving such fees or expenses;

          (viii) the Noteholders' Interest Carryover Shortfall, the Noteholders'
     Principal Carryover Shortfall, the Certificateholders' Interest Carryover
     Shortfall and the Certificateholders' Principal Carryover Shortfall;

          (ix) the Interest Rate and Certificate Rate for the immediately succeeding Interest Accrual Period;

          (x) the beginning and ending principal balances of the Notes and
     Certificates;

          (xi) the pool characteristics as of the last day of the related
     Collection Period, including, but not limited to, the weighted average
     Interest Rate and weighted average remaining term to maturity;

          (xii) the Available Amounts;

          (xiii) delinquency and loss information for the related Collection
     Period;

          (xiv) the amount of non-recoverable Advances;

          (xv) any material modifications, extensions or waivers to the terms of the Receivables;

          (xvi) any material breaches of representations or warranties related to the Receivables;

          (xvii) the Yield Supplement Amount, the Yield Supplement Withdrawal
     Amount and the amount on deposit in the Yield Supplement Account after giving effect to the distributions made on such Payment Date; and

                                       43

          (xviii) the balance on deposit in the Reserve Fund on such Payment
     Date, after giving effect to distributions made on the Payment Date, if any, and the change in such balance from the immediately preceding Payment
     Date.

     (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Issuer, but not later than the latest date permitted by law, the related Trustee shall, upon written request, mail to each Person who at any time during such calendar year shall have been a Securityholder, a statement, prepared by the Servicer, containing certain information for such calendar year or, in the event such Person shall have been a Securityholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the Trustees for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

                                  ARTICLE FIVE

                                   THE SELLER

     Section 5.01. Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the
Receivables. The representations speak as of the execution and delivery of this
Agreement and as of the Closing Date, and shall survive the sale of the
Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

          (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the
     Seller by all necessary corporate action.

          (d) Valid Sale; Binding Obligation. This Agreement evidences a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller, and constitutes a legal, valid and binding obligation of the

                                       44

     Seller enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors'
     rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (e) No Violation. The execution, delivery and performance by the
     Seller of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this
     Agreement does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time)
     a default under, the articles of incorporation or bylaws of the Seller, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any
     Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties, which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Seller.

          (f) No Proceedings. There are no proceedings or investigations pending, or to the Seller's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i)
     asserting the invalidity of this Agreement or any other Basic Document,
     (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii)
     seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents or the Securities or
     (iv) relating to the Seller and which might adversely affect the federal income tax attributes of the Securities.

     Section 5.02. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, which obligations shall include the following:

          (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Trustees and the Servicer and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such
     Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables, or federal or other

                                       45

     income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

          (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Trustees and the Securityholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture
     Trustee from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the
     Seller's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Securities.

          (c) The Seller shall indemnify, defend and hold harmless the Trustees and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement, in the case of the Owner Trustee, and contained in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or gross negligence
     (except for errors in judgment) of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement or (ii) in the case of the
     Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee or shall arise from the breach by the
     Indenture Trustee of any of its representations or warranties set forth in
     Section 6.13 of the Indenture.

          (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such
Person shall promptly repay such amounts to the Seller, without interest.

     Section 5.03. Merger, Consolidation or Assumption of the Obligations of
Seller; Certain Limitations.

     (a) Any corporation (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Seller shall be a party or (iii) which may succeed to all or substantially all of the business of the Seller, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, except that if the
Seller in any of the foregoing cases is not the

                                       46

surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Seller hereunder. The Seller shall provide notice of any merger, consolidation or succession pursuant to this
Section to each Rating Agency and shall receive from each Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of its then-current rating of any Class of Notes.

     (b) (i) Subject to paragraph (ii) below, the purpose of the Seller shall be to engage in any lawful activity for which a corporation may be organized under the general corporation law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

          (ii) Notwithstanding paragraph (b)(i) above, the purpose of the Seller shall be limited to the following purposes, and activities incident to and necessary or convenient to accomplish the following purposes: (A) to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with, retail installment contracts or wholesale loans secured by, new and used Honda and Acura motor vehicles, minivans, sport utility vehicles or light duty trucks (the "Motor Vehicle Receivables");
     (B) to authorize, issue, sell and deliver one or more series of obligations, consisting of one or more classes of certificates and/or notes or other evidence of indebtedness (the "Offered Securities") that are collateralized by or evidence an interest in Motor Vehicle Receivables; and
     (C) to negotiate, authorize, execute, deliver and assume the obligations or any agreement relating to the activities set forth in clauses (A) and (B)
     above, including but not limited to any pooling and servicing agreement, sale and servicing agreement, indenture, reimbursement agreement, credit support agreement, receivables purchase agreement or underwriting agreement and to engage in any lawful activity which is incidental to the activities contemplated by any such agreement. So long as any outstanding debt of the
     Seller or Offered Securities are rated by any nationally recognized statistical rating organization, the Seller shall not issue notes or otherwise borrow money unless (1) the Seller has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings, which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded any outstanding rated debt or Offered
     Securities, or (2) such notes or borrowings (X) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Offered Securities) or are nonrecourse against any assets of the Seller other than the assets pledged to secure such notes or borrowings, (Y) do not constitute a claim against the Seller in the event such assets are insufficient to pay such notes or borrowings and (Z) where such notes or borrowings are secured by the rated debt or
     Offered Securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or
     Offered Securities) to such rated debt or Offered Securities.

     (c) Notwithstanding any other provision of this Section and any provision of law, the Seller shall not do any of the following:

                                       47

          (i) engage in any business or activity other than as set forth in clause (b) above;

          (ii) without the affirmative vote of a majority of the members of the
     Board of Directors of the Seller (which must include the affirmative vote of all duly appointed Independent Directors, as required by the articles of incorporation and bylaws of the Seller), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F)
     above; provided, however, that no director may be required by any shareholder of the Seller to consent to the institution of bankruptcy or insolvency proceedings against the Seller so long as it is solvent; or

          (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity (except for the acquisition of Motor Vehicle Receivables of AHFC and the sale of Motor
     Vehicle Receivables to one or more trusts in accordance with the terms of clause (b)(ii) above, which shall not be otherwise restricted by this
     Section).

     Section 5.04. Limitation on Liability of Seller and Others. The Seller and
any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this
Agreement, and that in its opinion may involve it in any expense or liability.

     Section 5.05. Seller May Own Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                                  ARTICLE SIX

                                  THE SERVICER

     Section 6.01. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the
Receivables. The representations speak as of the execution and delivery of this
Agreement and as of the Closing Date, and shall survive the sale of the
Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                                       48

     (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the
State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer.

     (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

     (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

     (e) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated by this
Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute
(with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this
Agreement); nor violate any law or, to the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Servicer.

     (f) No Proceedings. There are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this
Agreement or any other Basic Document, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or

                                       49

enforceability of, the Basic Documents or the Securities or (iv) relating to the
Servicer and which might adversely affect the federal income tax attributes of the Securities.

     (g) Existence. The Servicer is qualified to do business in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral (including any security interests therein) and each other instrument or agreement included in the Owner Trust Estate, including all required licenses, in connection with this
Agreement and the other Basic Documents and the transactions contemplated hereby and thereby.

     Section 6.02. Indemnities of Servicer.

     (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.
In this regard, the Servicer shall indemnify, defend and hold harmless the
Issuer, the Trustees, the Securityholders and the Seller and any of the
officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities (i) arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed
Vehicle, and (ii) to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     For purposes of this Section, in the event of the termination of the rights and obligations of AHFC (or any successor thereto pursuant to Section 6.03) as
Servicer pursuant to Section 7.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a Successor Servicer (other than the Indenture Trustee) pursuant to Section 7.02. For the avoidance of doubt, AHFC shall not be liable for any claims described in the first sentence of this Section which relate to a date or period on or after the date on which AHFC is terminated or removed as the
Servicer or which are cause by a successor servicer.

     (b) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 6.03. Merger, Consolidation or Assumption of the Obligations of
Servicer. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Servicer shall be a party or (iii) which may succeed to all or substantially all of the business of the Servicer, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the
Servicer under this Agreement

                                       50

without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustees and each Rating Agency.

     Section 6.04. Limitation on Liability of Servicer and Others. Neither the
Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer or any Securityholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment;
provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The
Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as otherwise provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this
Agreement and the other Basic Documents and the interests of the
Certificateholders under this Agreement and the Noteholders under the Indenture.
The legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Issuer.

     Section 6.05. AHFC Not to Resign as Servicer. Subject to the provisions of
Section 6.03, AHFC shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of AHFC shall be communicated to the Trustees at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustees concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a
Successor Servicer shall have (i) assumed the responsibilities and obligations of AHFC in accordance with Section 7.02 and (ii) become the Administrator pursuant to Section 1.09 of the Administration Agreement.

                                       51

                                 ARTICLE SEVEN

                                SERVICER DEFAULTS

     Section 7.01. Servicer Defaults. If any one of the following events (each, a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deliver to the related Trustee for deposit in any of the Accounts or the Certificate Distribution Account any
     required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after discovery of such failure by an officer of the
     Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (i) to the
     Servicer by the related Trustee or (ii) to the Servicer and to the Trustees by the Holders of Notes, evidencing not less than 25% of the Outstanding
     Amount of the Notes;

          (b) failure by the Servicer (or so long as the Servicer is AHFC, the
     Seller) duly to observe or to perform in any material respect any other covenants or agreements of the Servicer (or so long as the Servicer is
     AHFC, the Seller) set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of
     Certificateholders or Noteholders and (ii) continue unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the
     Servicer or the Seller (as the case may be) by the related Trustee or (B)
     to the Servicer or the Seller (as the case may be), and to the related
     Trustee by the Holders of Notes, evidencing not less than 25% of the
     Outstanding Amount of the Notes; or

          (c) the occurrence of an Insolvency Event with respect to the Seller or the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by holders of Certificates evidencing not less than 25% of the Percentage
Interests) by notice then given in writing to the Servicer and the Owner Trustee
(and to the Indenture Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.02 that accrued on or prior to the effective date of the termination) of the
Servicer under this Agreement.

     On or after the date specified in such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things

                                       52

necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the
Successor Servicer and the Trustees in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or have been deposited by the predecessor Servicer, in the Accounts or the Certificate Distribution Account or thereafter received with respect to the
Receivables that shall at that time by held by the predecessor Servicer. All reasonable costs and expenses (including servicer conversion costs and attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Any costs or expenses incurred in connection with a Servicer Default shall constitute an expense of administration under Title 11 of the United States
Bankruptcy Code or any other applicable Federal or State bankruptcy laws. Upon receipt of notice of the occurrence of a Servicer Default, the Indenture Trustee shall give notice thereof to each Rating Agency.

     Section 7.02. Appointment of Successor Servicer.

     (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 7.01 or the Servicer's resignation pursuant to Section 6.05, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Trustees of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the
Servicer's termination hereunder, the Indenture Trustee shall appoint a
Successor Servicer, and the Successor Servicer shall accept its appointment
(including its appointment as Administrator under the Administration Agreement as set forth in Section 7.02(b)) by a written assumption in form acceptable to the Trustees. In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer and the Indenture Trustee shall be entitled to receive the Total Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable or unwilling so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to the Servicer under this Agreement. In no event shall the
Successor Servicer be liable for the acts or omissions of any predecessor
Servicer.

     (b) Upon appointment, the Successor Servicer (including the Indenture
Trustee acting as Successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto

                                       53

placed on the predecessor Servicer and shall be entitled to the Total Servicing
Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator pursuant to
Section 1.09 of the Administration Agreement.

     Section 7.03. Notification of Servicer Termination. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article, the
Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to
Noteholders and each Rating Agency.

     Section 7.04. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes or the Holders (as
defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Percentage Interests (in the case of a default by the Servicer that does not adversely affect the Indenture Trustee or the Noteholders or if all Notes have been paid in full and the Indenture Trustee has been discharged in accordance with its terms) may, on behalf of all Securityholders waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Accounts or the Certificate Distribution Account
in accordance with this Agreement or in respect of a covenant or provision hereof that cannot be modified with the consent of each Securityholder. Upon any such waiver of a past default, such default shall cease to exist, and any
Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 7.05. Repayment of Advances. If a Successor Servicer replaces the
Servicer, the predecessor Servicer shall be entitled to receive reimbursement for all outstanding Advances made by the predecessor Servicer.

                                 ARTICLE EIGHT

                                   TERMINATION

     Section 8.01. Optional Purchase of All Receivables.

     (a) On the Payment Date following the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance, the
Servicer or any successor to the Servicer shall have the option to purchase the
Owner Trust Estate, other than the Accounts and the Certificate Distribution
Account. To exercise such option, on the related Deposit Date the Servicer shall deposit pursuant to Section 4.05(a) in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including
Defaulted Receivables) and shall succeed to all interests in and to the Issuer.
Notwithstanding the foregoing, the Servicer or any successor to the Servicer shall not be permitted to exercise such option if the amount to be distributed to Securityholders on the related Payment Date would be less than the Note
Distributable Amount and Certificate Distributable Amount.

                                       54

     (b) On or prior to any optional purchase of the Owner Trust Estate as described in clause (a) above, the following shall be completed:

          (i) As described in Article Nine of the Trust Agreement and Article
     Ten of the Indenture, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof, but no later than 30 days prior to the date of such optional purchase, substantially in the form attached hereto as Exhibit C;

          (ii) As described in the Note Depository Agreement, notice of any termination of the Trust shall be given by the Indenture Trustee to DTC as soon as practicable after the Indenture Trustee has received notice thereof from the Servicer, but no later than 30 days prior to the date of such optional purchase;

          (iii) As described in Section 10.01 of the Indenture, notice of any termination of the Trust shall be given by the Indenture Trustee to each
     Noteholder as soon as practicable after the Indenture Trustee has received notice thereof from the Servicer, but no later than 10 days prior to the date of such optional purchase;

          (iv) As described in Section 9.01(c) of the Trust Agreement, notice of any termination of the Trust shall be given by the Owner Trustee to the
     Certificateholders within 5 Business Days of receipt of notice of such termination by the Owner Trustee from the Servicer, specifying the Payment
     Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation.
     The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent (if other than the Owner
     Trustee) at the time such notice is given to Certificateholders;

          (v) Upon receipt of notice of any termination of the Trust by the
     Certifcateholder, the Certificateholder, or its affiliate, shall forward the Trust Certificate to the Owner Trustee or the Paying Agent (if other than the Owner Trustee);

          (vi) As described in Section 4.01 of the Indenture, AHFC shall deliver to the Indenture Trustee an Officer's Certificate relating to such optional purchase, substantially in the form attached hereto as Exhibit D;

          (vii) As described in Section 4.01 of the Indenture, an Opinion of
     Counsel to AHFC shall be delivered to the Indenture Trustee and the Owner
     Trustee stating that all conditions precedent relating to the satisfaction and discharge of the Indenture have been complied with;

          (viii) As described in Section 9.01(e) of the Trust Agreement, upon termination of the Trust Estate, the Owner Trustee shall upon the direction and at the expense of the Depositor cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of
     State in accordance with Section 3810 of the Statutory Trust Statute; and

                                       55

          (ix) Upon termination of the Trust Estate, AHFC shall (1) file UCC termination statements and (2) cancel State licenses, as necessary.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the
Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

                                  ARTICLE NINE

                                  MISCELLANEOUS

     Section 9.01. Amendment.

     (a) This Agreement may be amended by the Seller, the Servicer and the
Issuer, with the consent of the Indenture Trustee, but without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provision in this Agreement which may be inconsistent with any other provision of this Agreement, to add, change or eliminate any other provision of this
Agreement with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to change the formula for determining the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded or to amend or modify any provisions of this
Agreement relating to the remittance schedule with respect to collections deposited into the Collection Account pursuant to Section 4.02 or (iii) to amend or modify any provisions in this Agreement relating to the Servicer Letter of
Credit, if any, or the acquisition thereof and including replacing the Servicer
Letter of Credit with a surety bond, insurance policy or deposit of cash or securities satisfactory to the Indenture Trustee and each Rating Agency;
provided, however, that in connection with any amendment pursuant to clause (i)
above, any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder;
and provided, further, that in connection with any amendment pursuant to clause
(ii) or (iii) above, the Servicer shall deliver to the Trustees a letter from each Rating Agency to the effect that such amendment will not cause its then-current rating on the Rated Securities to be qualified, reduced or withdrawn.

     (b) This Agreement may also be amended from time to time by the Seller, the
Servicer and the Issuer, with the consent of the Indenture Trustee, the written consent of the Holders of Notes evidencing not less than a majority of the
Outstanding Amount of the Notes and the written consent of the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the Percentage Interests, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders;
provided, however, that no such amendment shall (i) except as otherwise provided in Section 9.01 (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the
Securityholders or (ii) reduce the aforesaid percentage of the Outstanding
Amount of the Notes

                                       56

and the Percentage Interests, the Holders of which are required to consent to any such amendment, without the written consent of all of the Securityholders.

     (c) Promptly after the execution of any such amendment or consent, the
Servicer shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each Rating Agency. It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of
Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may require.

     (d) Prior to the execution of any amendment to this Agreement, the Trustees shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(i)(1). The Trustees may, but shall not be obligated to, enter into any such amendment which affects the Owner
Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 9.02. Protection of Title to Trust.

     (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and
in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Trustees file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 9.02(a)
seriously misleading within the meaning of Section 9-507(c) of the UCC, unless it shall have given the Trustees at least 30 days' prior written notice thereof and shall, within 30 days of such change, execute and file the appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Seller and the Servicer shall give the Trustees at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of

                                       57

each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Receivable and the amounts from time to time deposited in the Accounts.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a
Receivable shall indicate clearly the interest of the Issuer and the Indenture
Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the
Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the
Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the
Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the
Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of
Receivables from the Issuer.

     (i) The Servicer shall deliver to the Trustees:

          (1) promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trustees in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

          (2) within 90 days after the beginning of each fiscal year of the
     Issuer beginning with the first fiscal year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustees in the Receivables, and reciting the details of such filings or

                                       58

     referring to prior Opinions of Counsel in which such details are given, or
     (B) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) The Seller shall, to the extent required by applicable law, cause the
Notes to be registered with the Commission pursuant to Section 12(b) or Section
12(g) of the Exchange Act within the time periods specified in such sections.

     Section 9.03. Notices. All demands, notices and communications under this
Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or overnight delivery service and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, to American
Honda Receivables Corp., 20800 Madrona Avenue, Torrance, CA 90503, (ii) in the
case of the Servicer, to American Honda Finance Corporation, 20800 Madrona
Avenue, Torrance, CA 90503, Attention: President, (iii) in the case of the
Issuer or the Owner Trustee, at the Corporate Trust Office (as such term is defined in the Trust Agreement), (iv) in the case of the Indenture Trustee, at the Corporate Trust Office (as such term is herein defined) with a copy to
Deutsche Bank National Trust Company, Structured Finance Services-ABS, 25
DeForest Avenue, 2nd Floor - MS-SUM01-0105, Summit, NJ 07901, (v) in the case of
Moody's, to Moody's Investors Service, Inc., ABS/RMBS Monitoring Department, 7
World Trade Center, 250 Greenwich Street, 25th Floor, New York, New York 10007,
(vi) in the case of Standard & Poor's, via electronic delivery to
servicer_reports@sandp.com, and in the case of any information not available electronically, to Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York
10041-0003, Attention: ABS Surveillance Group, or (vii) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 9.04. Assignment.

     (a) Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 5.03, 6.03 and 6.05, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and Holders (as such term is defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Percentage Interests. And as provided in the provisions of this
Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

     (b) The Seller hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture
Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder.

                                       59

     Section 9.05. Limitations on Rights of Others. The provisions of this
Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the
Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. The Owner Trustee is a third-party beneficiary of certain Sections of this Agreement, including with respect to the Owner Trustee, Sections 2.04, 2.07, 2.08, 3.08, 3.09, 3.15, 3.16,
4.06, 4.10, 5.02, 6.02, 7.01, 8.01, 9.01 and 9.11, and is entitled to the rights and benefits thereof and may enforce the provisions as if it were a party hereto.

     Section 9.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this
Agreement.

     Section 9.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 9.09. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.10. Nonpetition Covenants.

     (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the
Issuer.

     (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case

                                       60

against the Seller under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the
Seller.

     Section 9.11. Limitation of Liability of Owner Trustee and Indenture
Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been countersigned by U.S. Bank Trust National Association, not in
its individual capacity but solely in its capacity as Owner Trustee of the
Issuer and in no event shall U.S. Bank Trust National Association, in its individual capacity or, except as expressly provided in the Trust Agreement,
U.S. Bank Trust National Association, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Articles Six, Seven and Eight of the Trust Agreement as if specifically set forth herein.

     (b) Notwithstanding anything contained herein to the contrary, this
Agreement has been accepted by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee and in no event shall
Deutsche Bank Trust Company Americas have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 9.12. Third-Party Beneficiary. The Trustees and other indemnitees hereunder are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

     Section 9.13. Confidentiality.

     The Issuer hereby agrees to hold and treat all Confidential Information (as defined below) provided to it in connection with the offering of the Notes in confidence and in accordance with this Section 9.13, and will implement and maintain safeguards to further assure the confidentiality of such Confidential
Information. Such Confidential Information will not, without the prior written consent of the Servicer, be disclosed or used by the Issuer or by its subsidiaries or, affiliates, or its or their directors, officers, employees, agents or controlling persons or agents or advisors (collectively, the
"Information Recipients") other than for the purposes of (i) structuring the securitization transaction and the facilitating the issuance of the Notes, or
(ii) in connection with the performance of its required due diligence on the
Receivables. Disclosure that is not in violation of the Right to Financial
Privacy Act of 1978, as amended, the Gramm-Leach-Bliley Act of 1999, as amended,
(the "G-L-B Act") or other applicable law by the Issuer of any Confidential
Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of the Issuer by any

                                       61

such authority or for the purposes specified in above shall not constitute a breach of its obligations under this Section 9.13, and shall not require the prior consent of the Servicer.

     As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding obligors on the Receivables that is identified as such by the Servicer. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by the Issuer or any of its Information Recipients;
(ii) was available to the Issuer on a non-confidential basis from a person or entity other than the Servicer prior to its disclosure to the Issuer; (iii) is requested to be disclosed by a governmental authority or related governmental, administrative, or regulatory or self-regulatory agencies having or claiming authority to regulate or oversee any aspect of the Issuer's business or that of its affiliates or is otherwise required by law or by legal or regulatory process to be disclosed; (iv) becomes available to the Issuer on a non-confidential basis from a person or entity other than the Servicer who, to the best knowledge of the Issuer, is not otherwise bound by a confidentiality agreement with the
Servicer, and is not otherwise prohibited from transmitting the information to the Issuer; or (v) the Servicer provides written permission to the Issuer to release.

     Section 9.14. Federal Tax Treatment. Notwithstanding anything to the contrary contained in this Agreement or any document delivered herewith, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment of the Notes, any fact relevant to understanding the federal tax treatment of the Notes, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment.

     Section 9.15. Intent of the Parties; Reasonableness.

     The Seller, Servicer, Sponsor and Issuer acknowledge and agree that the purpose of Article Three of this Agreement is to facilitate compliance by the
Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

     None of the Sponsor, the Administrator nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the
Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with this transaction, the Servicer shall cooperate fully with the
Administrator and the Issuer to deliver to the Administrator or Issuer, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Administrator to permit the
Issuer or Administrator (acting on behalf of the Issuer) to comply with the provisions of Regulation AB, together with such disclosures relating to the
Servicer, any Subservicer and the Receivables, or the servicing of

                                       62

the Receivables, reasonably believed by the Issuer or the Administrator to be necessary in order to effect such compliance.

     The Issuer shall, and shall cause the Administrator (including any of its assignees or designees) to cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuer or the Administrator, as applicable, to comply with Regulation AB.

                                       63

IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing
Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        HONDA AUTO RECEIVABLES 2008-1 OWNER
                                        TRUST

                                        By: U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee
                                            on behalf of the Trust

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        AMERICAN HONDA RECEIVABLES CORP.,
                                        as Seller

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        AMERICAN HONDA FINANCE CORPORATION,
                                        as Servicer

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged and accepted as of the day
and year first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as
Indenture Trustee

By:
    --------------------------------------
    Name:
    Title:

By:
    --------------------------------------
    Name:
    Title:

                                       64

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                  [Delivered to Alston & Bird LLP at Closing].

                                       A-1

                                                                      SCHEDULE B

                          LOCATION OF RECEIVABLE FILES

American Honda Finance Corporation
Southwest Region (Region 1)
6261 Katella Avenue
Suite 1A
Cypress, California 90630

American Honda Finance Corporation
Southeast Region (Region 2)
1235 Old Alpharetta Road, Suite 190
Alpharetta, Georgia 30005

American Honda Finance Corporation
Central Region (Region 3)
3625 West Royal Lane
Suite 100
Irving, Texas 75063

American Honda Finance Corporation
Northeast Region (Region 4)
600 Kelly Way
Holyoke, Massachusetts 01040

American Honda Finance Corporation
Midwest Region (Region 5)
2170 Point Blvd.
Suite 100
Elgin, Illinois 60123

American Honda Finance Corporation
Northwest Region (Region 6)
2420 Camino Ramon
Suite 350
San Ramon, California 94583

American Honda Finance Corporation
Central Atlantic Region (Region 7)
8601 McAlpine Park Drive, #230
Charlotte, North Carolina 28211

American Honda Finance Corporation
Mid Atlantic Region (Region 8)

                                       B-1

121 Continental Drive
Suite 308
Newark, Delaware 19713

American Honda Finance Corporation
Corporate Headquarters
20800 Madrona Avenue
Torrance, California 90503

FDI Collateral Management
FDI Computer Consulting Inc.
9750 Goethe Road
Sacramento, CA 95827-3500

American Honda Finance Corporation
Remarketing Center
3625 West Royal Lane, Suite 200
Irving, TX 75063

American Honda Finance Corporation
National Bankruptcy Center
3625 West Royal Lane, Suite 200
Irving, TX 75063

American Honda Finance Corporation
National Recovery Center
3625 West Royal Lane, Suite 200
Irving, TX 75063

                                       B-2

                                                                       EXHIBIT A

                       AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT - Honda Auto Receivables 2008-1 Owner Trust
                     [_______], 2008 through [_______], 2008

                                                   Determination Date: [_______]
                                                         Payment Date: [_______]

I. ORIGINAL DEAL PARAMETER INPUTS
   (A) Total Portfolio Balance                                                                     $0.00
   (B) Total Securities Balance                                                                    $0.00
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                               $0.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                                   0.00%
       (iii) Class A-1 Notes Rate                                                               0.00000%
       (iv)  Class A-1 Notes Accrual Basis                                                    Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                               $0.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                                   0.00%
       (iii) Class A-2 Notes Rate                                                                 0.000%
       (iv)  Class A-2 Notes Accrual Basis                                                        30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                               $0.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                                   0.00%
       (iii) Class A-3 Notes Rate                                                                 0.000%
       (iv)  Class A-3 Notes Accrual Basis                                                        30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                               $0.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                                   0.00%
       (iii) Class A-4 Notes Rate                                                                 0.000%
       (iv)  Class A-4 Notes Accrual Basis                                                        30/360
   (G) Certificates
       (i)   Certificates Balance                                                                  $0.00
       (ii)  Certificates Percentage (G(i)/B)                                                      0.00%
       (iii) Certificates Rate                                                                    0.000%
       (iv)  Certificates Accrual Basis                                                           30/360
   (H) Servicing Fee Rate                                                                          0.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                         0.00%
       (ii)  Weighted Average Original Maturity (WAOM)                                       0.00 months
       (iii) Weighted Average Remaining Maturity (WAM)                                       0.00 months
       (iv)  Number of Receivables                                                                     0
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                            0.00%
       (ii)  Reserve Account Initial Deposit                                                       $0.00
       (iii) Specified Reserve Account Percentage                                                  0.00%
       (iv)  Specified Reserve Account Balance                                                     $0.00
   (K) Yield Supplement Account Deposit                                                            $0.00

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   (A) Total Portfolio Balance                                                                     $0.00
   (B) Total Securities Balance                                                                    $0.00

                                    Exh. A-1

   (C) Cumulative Note and Certificate Pool Factor                                             0.0000000
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                               $0.00
       (ii)  Class A-1 Notes Pool Factor                                                       0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                          $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                         $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                               $0.00
       (ii)  Class A-2 Notes Pool Factor                                                       0.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                          $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                         $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                               $0.00
       (ii)  Class A-3 Notes Pool Factor                                                       0.0000000
       (iii) Class A-3 Notes Interest Carryover Shortfall                                          $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                         $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                               $0.00
       (ii)  Class A-4 Notes Pool Factor                                                       0.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                          $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                         $0.00
   (H) Certificates
       (i)   Certificates Balance                                                                  $0.00
       (ii)  Certificates Pool Factor                                                          0.0000000
       (iii) Certificates Interest Carryover Shortfall                                             $0.00
       (iv)  Certificates Principal Carryover Shortfall                                            $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                               $0.00
   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                                       $0.00
       (ii)  Yield Supplement Account                                                              $0.00
       (iii) Advances Outstanding                                                                  $0.00
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                         0.00%
       (ii)  Weighted Average Remaining Maturity (WAM)                                       0.00 months
       (iii) Number of Receivables                                                                     0
   (L) Note and Certificate Principal Distribution Percentages
       (i)   Note Percentage                                                                       0.00%
       (ii)  Certificate Percentage                                                                0.00%

III. MONTHLY INPUTS FROM THE MAINFRAME
   (A) Principal
       (i)   Principal Collections                                                                 $0.00
       (ii)  Prepayments in Full                                                                   $0.00
       (iii) Repurchased Receivables Related to Principal                                          $0.00
   (B) Interest Receivables Interest
       (i)   Interest Collections                                                                  $0.00
   (C) Interest Advance for simple Interest - Net *                                                $0.00
   (D) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                         0.00%
       (ii)  Weighted Average Remaining Maturity (WAM)                                       0.00 months
       (iii) Remaining Number of Receivables                                                           0

                                                                                     Dollar
   (E) Delinquent Receivables                                      # Units           Amount
                                                                   -------           ------
       (i)   31-60 Days Delinquent                            0     0.00%    $0.00    0.00%

                                    Exh. A-2

       (ii)  61-90 Days Delinquent                            0    0.00%    $0.00    0.00%
       (iii) 91 Days or More Delinquent                       0    0.00%    $0.00    0.00%
   (F) Vehicles Repossessed During Collection                 0    0.00%    $0.00    0.00%
            Period
   (G) Total Repossessed Vehicles in Inventory                0    0.00%    $0.00    0.00%

*    Advances are reimbursed:

(i)  from subsequent payments, liquidation proceeds and servicer repurchase payments in respect of the related obligor, and

(ii) to the extent amounts in clause (i) are insufficient, generally from interest (with respect to interest advances) and principal (with respect to principal advances) amounts available on each payment date

IV. INPUTS DERIVED FROM OTHER SOURCES
   (A) Collection Account Investment Income                                                        $0.00
   (B) Reserve Account Investment Income                                                           $0.00
   (C) Yield Supplement Account Investment Income                                                  $0.00
   (D) Trust Fees Expense                                                                          $0.00
   (E) Aggregate Net Losses for Collection Period                                                  $0.00
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated Receivables                                      0.00
       (ii)  Liquidation Proceeds                                                                   0.00
       (iii) Recoveries from Prior Month Charge Offs                                                0.00
   (G) Days in Accrual Period                                                                          0
   (H) Deal age                                                                                        0

V. INTEREST COLLECTIONS
   (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                      $0.00

VI. PRINCIPAL COLLECTIONS
   (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                  $0.00
   (B) Liquidation Proceeds  (IV(F(i)))                                                             0.00
   (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                         0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                          0.00
   (E) Total Principal Collections   (A+B+C+D)                                                     $0.00

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+(VI(E))                                        $0.00

VIII. YIELD SUPPLEMENT DEPOSIT                                                                     $0.00

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                              $0.00

                                   MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
   (A) Servicing Fee
       (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                        $0.00
       (ii)  Servicing Fee Paid  ($ 0.00 per $1,000 original principal amount)                      0.00
       (iii) Servicing Fee Shortfall                                                               $0.00
   (B) Reserve Account Investment Income (IV(B))                                                   $0.00
   (C) Yield Supplement Account Investment Income  (IV(C))                                         $0.00
   (D) Trust Fees Expense (IV(D))                                                                  $0.00

                                    Exh. A-3

XI. DISTRIBUTIONS TO NOTEHOLDERS
   (A) Interest
       (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                                  $0.00
             (b) Class A-1 Notes Interest Paid                                                                                  0.00
             (c) Class A-1 Notes Interest Shortfall                                                                            $0.00
       (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                                  $0.00
             (b) Class A-2 Notes Interest Paid                                                                                  0.00
             (c) Class A-2 Notes Interest Shortfall                                                                            $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                                  $0.00
             (b) Class A-3 Notes Interest Paid                                                                                  0.00
             (c) Class A-3 Notes Interest Shortfall                                                                            $0.00
       (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                                  $0.00
             (b) Class A-4 Notes Interest Paid                                                                                  0.00
             (c) Class A-4 Notes Interest Shortfall                                                                            $0.00
       (v)   Total Note Interest
             (a) Total Note Interest Due                                                                                       $0.00
             (b) Total Note Interest Paid                                                                                       0.00
             (c) Total Note Interest Shortfall                                                                                 $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                                  $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                       $0.00
   (B) Principal
       (i)   Noteholders' Principal Distribution Amounts                                                                       $0.00
       (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                                 $0.00
             (b) Class A-1 Notes Principal Paid                                                                                 0.00
             (c) Class A-1 Notes Principal Shortfall                                                                           $0.00
             (d) Reserve Account Withdrawal                                                                                    $0.00
       (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                                 $0.00
             (b) Class A-2 Notes Principal Paid                                                                                 0.00
             (c) Class A-2 Notes Principal Shortfall                                                                           $0.00
             (d) Reserve Account Withdrawal                                                                                    $0.00
       (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                                 $0.00
             (b) Class A-3 Notes Principal Paid                                                                                 0.00
             (c) Class A-3 Notes Principal Shortfall                                                                           $0.00
             (d) Reserve Account Withdrawal                                                                                    $0.00
       (v)   Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                                 $0.00
             (b) Class A-4 Notes Principal Paid                                                                                 0.00
             (c) Class A-4 Notes Principal Shortfall                                                                           $0.00
             (d) Reserve Account Withdrawal                                                                                    $0.00
       (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                                                                      0.00
             (b) Total Notes Principal Paid                                                                                     0.00
             (c) Total Notes Principal Shortfall                                                                               $0.00
             (d) Reserve Account Withdrawal                                                                                    $0.00
Amount available for distributions to the Certificates and Reserve Fund                                                        $0.00

                                    Exh. A-4

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
   (A) Interest
       (i)   Certificate Monthly Interest Due                                                                                  $0.00
       (ii)  Certificate Interest Shortfall Beginning Balance                                                                  $0.00
       (iii) Total Certificate Interest Due                                                                                    $0.00
       (iv)  Certificate Interest Paid                                                                                          0.00
       (v)   Certificate Interest Shortfall Ending Balance                                                                     $0.00
   (B) Principal
       (i)   Certificate Monthly Principal Due                                                                                 $0.00
       (ii)  Certificate Principal Shortfall Beginning Balance                                                                 $0.00
       (iii) Total Certificate Principal Due                                                                                   $0.00
       (iv)  Certificate Principal Paid                                                                                         0.00
       (v)  Certificate Principal Shortfall Ending Balance                                                                     $0.00
XIV. RESERVE FUND DEPOSIT
Amount available for deposit into reserve account                                                                              $0.00
Amount deposited into reserve account                                                                                           0.00
Excess Amount Released from Reserve Account                                                                                     0.00
Excess Funds Released to Seller                                                                                                 0.00

                              DISTRIBUTIONS SUMMARY

   (A) Total Collections                                                                                                       $0.00
   (B) Service Fee                                                                                                             $0.00
   (C) Trustee Fees                                                                                                            $0.00
   (D) Class A1 Amount                                                                                                         $0.00
   (E) Class A2 Amount                                                                                                         $0.00
   (F) Class A3 Amount                                                                                                         $0.00
   (G) Class A4 Amount                                                                                                         $0.00
   (H) Certificateholders                                                                                                      $0.00
   (I) Amount Deposited into Reserve Account                                                                                   $0.00
   (J) Release to seller                                                                                                       $0.00
   (K) Total amount distributed                                                                                                $0.00
   (L) Amount of Draw from Reserve Account                                                                                      0.00
   (M) Excess Amount Released from Reserve Account                                                                              0.00

                         DISTRIBUTION TO SECURITYHOLDERS

Note Interest Distribution Amount                                                                                              $0.00
Class A-1 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-2 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-3 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-4 Notes:                 ($0.00 per $1,000 original principal amount)

Note Principal Distribution Amount                                                                                             $0.00
Class A-1 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-2 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-3 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-4 Notes:                 ($0.00 per $1,000 original principal amount)

Note Interest Carryover Shortfall                                                                                               0.00
Change from immediately preceding Payment Date                                                                                  0.00
Class A-1 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-2 Notes:                 ($0.00 per $1,000 original principal amount)

                                    Exh. A-5

Class A-3 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-4 Notes:                 ($0.00 per $1,000 original principal amount)

Note Principal Carryover Shortfall                                                                                              0.00
Change from immediately preceding Payment Date                                                                                  0.00
Class A-1 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-2 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-3 Notes:                 ($0.00 per $1,000 original principal amount)
Class A-4 Notes:                 ($0.00 per $1,000 original principal amount)

Certificate Interest Distribution Amount                                                                                        0.00
                                 ($0.00 per $1,000 original principal amount)

Certificate Principal Distribution Amount                                                                                       0.00
                                 ($0.00 per $1,000 original principal amount)

Certificate Interest Carryover Shortfall                                                                                        0.00
Change from immediately preceding Payment Date                                                                                  0.00
                                 ($0.00 per $1,000 original principal amount)
Certificate Principal Carryover Shortfall                                                                                       0.00
Change from immediately preceding Payment Date                                                                                  0.00
                                 ($0.00 per $1,000 original principal amount)

                         PORTFOLIO AND SECURITY SUMMARY

XIV. POOL BALANCES AND PORTFOLIO INFORMATION              Beginning of Period   End of Period
                                                          -------------------   -------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                                $0.00           $0.00
       (ii)   Note Pool Factor                                      0.0000000       0.0000000
       (iii)  Class A-1 Notes Balance                                    0.00            0.00
       (iv)   Class A-1 Notes Pool Factor                           0.0000000       0.0000000
       (v)    Class A-2 Notes Balance                                    0.00            0.00
       (vi)   Class A-2 Notes Pool Factor                           0.0000000       0.0000000
       (vii)  Class A-3 Notes Balance                                    0.00            0.00
       (viii) Class A-3 Notes Pool Factor                           1.0000000       0.0000000
       (ix)   Class A-4 Notes Balance                                    0.00            0.00
       (x)    Class A-4 Notes Pool Factor                           0.0000000       0.0000000
       (xi)   Certificates Balance                                       0.00            0.00
       (xii)  Certificates Pool Factor                              0.0000000       0.0000000
       (xiii) Total Principal Balance of Notes and
              Certificates                                               0.00            0.00
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                             0.00%           0.00%
       (ii)   Weighted Average Remaining Maturity (WAM)                  0.00        0 months
       (iii)  Remaining Number of Receivables                               0               0
       (iv)   Portfolio Receivable Balance                              $0.00           $0.00
   (C) Outstanding Advance Amount                                       $0.00           $0.00

                               SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
   (A) Beginning Reserve Account Balance                                                $0.00

                                    Exh. A-6

   (B) Draws                                                                                                                    0.00
       (i)   Draw for Servicing Fee                                                                                             0.00
       (ii)  Draw for Interest                                                                                                  0.00
       (iii) Draw for Realized Losses                                                                                           0.00
   (C) Excess Interest Deposited into the Reserve Account                                                                       0.00
   (D) Reserve Account Balance Prior to Release                                                                                 0.00
   (E) Reserve Account Required Amount                                                                                          0.00
   (F) Final Reserve Account Required Amount                                                                                    0.00
   (G) Excess Reserve Account Amount                                                                                            0.00
   (H) Release of Reserve Account Balance to Seller                                                                             0.00
   (I) Ending Reserve Account Balance                                                                                           0.00

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
   (A) Beginning Yield Supplement Account Balance                                                                               0.00
   (B) Investment Earnings                                                                                                      0.00
   (C) Investment Earnings Withdraw                                                                                             0.00
   (D) Additional Yield Supplement Amounts                                                                                      0.00
   (E) Yield Supplement Deposit Amount                                                                                          0.00
   (F) Release of Yield Deposit Account Balance to Seller                                                                       0.00
   (G) Ending Yield Supplement Account Balance                                                                                  0.00

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   (A) Liquidated Contracts
       (i)   Liquidation Proceeds                                                                                              $0.00
       (ii)  Recoveries on Previously Liquidated Contracts                                                                      0.00
   (B) Aggregate Net Losses for Collection Period                                                                               0.00
   (C) Net Loss Rate for Collection Period (annualized)                                                                        0.00%
   (D) Cumulative Net Losses for all Periods                                                                                    0.00
   (E) Delinquent Receivables                               # Units           Dollar Amount
                                                            -------           -------------
       (i)   30-59 Days Delinquent                      0     0.00%   $0.00           0.00%
       (ii)  60-89 Days Delinquent                      0     0.00%   $0.00           0.00%
       (iii) 90 Days or More Delinquent                 0     0.00%   $0.00           0.00%

XVIII. REPOSSESSION ACTIVITY                                # Units           Dollar Amount
                                                            -------           -------------
   (A) Vehicles Repossessed During Collection Period    0     0.00%   $0.00           0.00%
   (B) Total Repossessed Vehicles in Inventory          0     0.00%   $0.00           0.00%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)   Second Preceding Collection Period                                                                                0.00%
       (ii)  Preceding Collection Period                                                                                       0.00%
       (iii) Current Collection Period                                                                                         0.00%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                               0.00%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
       (i)   Second Preceding Collection Period                                                                                0.00%
       (ii)  Preceding Collection Period                                                                                       0.00%
       (iii) Current Collection Period                                                                                         0.00%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                               0.00%
   (C) Loss and Delinquency Trigger Indicator                                                                   Trigger was not hit.

                                    Exh. A-7

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

-------------------
[Name]
[Title]

                                    Exh. A-8

                                    EXHIBIT B

                                    RESERVED

                                    Exh. B-1

                                                                       EXHIBIT C

                            FORM OF REDEMPTION NOTICE

Via Federal Express

[DATE]

DEUTSCHE BANK TRUST COMPANY AMERICAS
60 Wall Street, 26th Floor
Mail Stop NYC60-2606
New York, NY 10005

U.S. BANK TRUST NATIONAL ASSOCIATION
209 South Lasalle Street, Suite 300
Chicago, Illinois 60604

BARCLAYS BANK PLC
[_________________]
[_________________]

     Re:  Notice of Election to Purchase All Receivables Honda Auto Receivables
          [   ] Owner Trust

Dear Sir/Madam,

     Reference is made to the Sale and Servicing Agreement, dated as of
[______] ("Sale and Servicing Agreement"), among American Honda Receivables
Corp., as Seller, American Honda Finance Corporation ("AHFC"), as Servicer, and
Honda Auto Receivables [_______] Owner Trust (the "Trust"). Pursuant to Section
8.01 of the Sale and Servicing Agreement, notice is hereby given that on
[______] (the "Redemption Date"), AHFC shall purchase the Owner Trust Estate.

     Reference is made to the Indenture, dated as of [_______] ("Indenture"), between the Trust and [________], as Indenture Trustee. Pursuant to Section
10.01 of the Indenture, notice is hereby given that on the Redemption Date, AHFC elects to have the Notes redeemed in exchange for the Redemption Price.

     On the Redemption Date, AHFC shall pay to the Indenture Trustee all agreed upon amounts due, representing the Owner Trust Estate under the Sale and
Servicing Agreement as of

                                    Exh. C-1

such date. Pursuant to Section 8.04(b) of the Indenture, the Issuer hereby requests that on the Redemption Date, upon (i) the redemption of the Notes pursuant to Section 10.01 of the Indenture and (ii) the delivery of the
Officer's Certificate and Opinion of Counsel required by Section 8.04(b) of the
Indenture, the Indenture Trustee release any remaining portion of the Owner
Trust Estate from the lien of the Indenture and release any funds on deposit in the Accounts in accordance with Section 8.04(b) of the Indenture. Pursuant to
Section 1.02(a) of the Administration Agreement dated as of [___] among the
Issuer, AHFC, AHRC and the Indenture Trustee, AHFC as Administrator is making this Issuer Request on behalf of the Issuer

     After the purchase of the Owner Trust Estate by AHFC on the Redemption
Date, the Trust shall terminate in accordance with the terms of the Trust
Agreement, and AHFC hereby requests that the Owner Trustee (i) cancel the
Certificate of Trust by filing a certificate of cancellation with the Secretary of State (pursuant to Section 9.01(e) of the Amended and Restated Trust
Agreement) and (ii) inform the Certficateholder of such action and specify the date on which the Certificateholder shall surrender such Trust Certificates for final payment and cancellation, pursuant to Section 9.01(c) of the Amended and
Restated Trust Agreement.

     In addition, AHFC requests that the Indenture Trustee (i) provide notice to the Holders of the Notes pursuant to Section 10.01 of the Indenture, which notice shall contain the information required by Section 10.02 of the Indenture, and (ii) provide notice to DTC pursuant to item 6 in Schedule A of the DTC
Letter of Representations, dated as of [___________].

     Terms having their initial letters capitalized which are not otherwise defined herein have the meanings ascribed to them in the Sale and Servicing
Agreement.

                                        Very Truly Yours,

                                        American Honda Finance Corporation

                                        By:
                                            ------------------------------------
                                            Name:  [_______]
                                            Title: [_______]

cc: [Rating Agencies]

                                    Exh. C-2

                                                                       EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

                 HONDA AUTO RECEIVABLES [_________] OWNER TRUST

                              OFFICER'S CERTIFICATE

     Reference is hereby made to the Indenture dated as of [_________] (the
"INDENTURE") between Honda Auto Receivables [________] Owner Trust, as Issuer
(the "ISSUER"), and [__________], as Indenture Trustee (the "INDENTURE
TRUSTEE"), and to the Sale and Servicing Agreement dated as of [_________] (the
"SALE AND SERVICING AGREEMENT") among the Issuer, American Honda Receivables
Corp., as seller, and American Honda Finance Corporation, as servicer (in such capacity the "SERVICER"). Capitalized terms used and not otherwise defined herein have the meanings provided in the Indenture.

     In connection with the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the release of the Owner Trust Estate pursuant to Section 8.04 of the Indenture the undersigned certifies that:

     1. As required by Section 8.01 of the Sale and Servicing Agreement:

          a.   [___________] (the "REDEMPTION DATE") was a Payment Date on which the aggregate Pool Balance was 10% or less of the Original Pool
               Balance.

          b.   The Servicer deposited into the Collection Account an amount equal to the Redemption Price. The deposit was made in
               immediately available funds by 8:00 A.M., Los Angeles time on such Payment Date.

     2. Notice of redemption of the Notes was delivered by the Servicer to the
Indenture Trustee pursuant to Section 10.01 of the Indenture. Such notice was furnished not later than the number of days prior to the Redemption Date required by Section 10.01 of the Indenture.

     3. The Indenture, the Sale and Servicing Agreement and the Trust Agreement
have not been amended, modified, terminated or superseded and remain in full force and effect.

     4. All conditions precedent provided for in the Indenture to the satisfaction and discharge of the Indenture have been complied with, and

     5. All conditions precedent provided for in the Indenture to the release of the Owner Trust Estate pursuant to Section 8.04 of the Indenture have been complied with.

     The undersigned has read or caused to be read the applicable conditions and the definitions in the Indenture relating thereto, including without limitation
Section 11.01 of the Indenture, and has obtained and reviewed copies of the notices, certificates and opinions referred to therein. With respect to paragraphs 4 and 5, the undersigned has relied on the opinion of counsel of
[_____________], dated [__________] to identify the notices, certificates and opinions required to be delivered to satisfy the conditions set forth in the
Indenture. In the opinion of the undersigned, the undersigned has made such examination or investigation as is

                                    Exh. D-1

necessary to enable the undersigned to express an informed opinion as to whether or not such conditions have been complied with. This officer's certificate is also being delivered to [____________] with the understanding that it will be relied upon with respect to paragraphs 1 through 3 and may be attached to the legal opinion to be given by said firm on or about the date hereof in connection with the Servicer's purchase of the Owner Trust Estate pursuant to Section 8.01 of the Sale and Servicing Agreement.

     This officer's certificate is delivered by an Authorized Officer of the
Administrator pursuant to Section 1.02 of the Administration Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the [___] day of [______].

                                        AMERICAN HONDA FINANCE CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:  [_________]
                                            Title: [_________]

                                    Exh. D-2

                                                                       EXHIBIT E

                          FORM OF SARBANES CERTIFICATE

I, [____________], certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form
10-K of Honda Auto Receivables [___] Owner Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of
Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and
Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on
Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [_____________]

Date: [____________]

                                        By:
                                            ------------------------------------
                                            Name:  [_________]
                                            Title: [_________]

                                    Exh. E-1

                                                                       EXHIBIT F

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Servicer, shall address, at a minimum, the criteria identified as below as "Applicable Servicing
Criteria":

    REFERENCE                                                  CRITERIA
----------------   -----------------------------------------------------------------------------------------------

                                                     GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                                  CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                    Exh. F-1

    REFERENCE                                                  CRITERIA
----------------   -----------------------------------------------------------------------------------------------

                                                  INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

                                                      POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on receivables is maintained as required by the transaction agreements or related receivables documents.

1122(d)(4)(ii)     Receivables and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on receivables, including any payoffs, made in accordance with the related receivables documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related receivables documents.

1122(d)(4)(v)      The Servicer's records regarding the receivables agree with the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with usual customary procedures.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with usual customary procedures.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for receivables with variable rates are computed based on the related receivables documents.

                                    Exh. F-2

    REFERENCE                                                  CRITERIA
----------------   -----------------------------------------------------------------------------------------------

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's receivables documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    Exh. F-3